UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07136

Name of Fund: BlackRock MuniYield Pennsylvania Insured Fund (MPA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
MuniYield Pennsylvania Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 11/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report JULY 31, 2008

BlackRock MuniYield Florida Insured Fund (MFT)

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September

2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily.

U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented govern-

ment intervention. Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2008

BlackRock MuniYield Florida Insured Fund

Investment Objective

BlackRock MuniYield Florida Insured Fund (MFT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, invest-
ment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (5.10)% based on market price and (1.92)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Florida alone. Nevertheless, a significant overweight in pre-refunded bonds in the one- to five-year maturity range benefited performance, as the yield curve steepened and these issues outperformed. Conversely, problems within the monoline insur-
ance industry had a negative impact on the performance of the Fund and its peers. Exposure to uninsured hospital bonds and single-family housing bonds also detracted, as these sectors underperformed over the annual period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are not guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MFT
Initital Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2008 ($11.75)[1]	5.46%
Tax Equivalent Yield[2]	8.40%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.642
Leverage as of July 31, 2008[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred
Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$11.75	$12.74	(7.77)%	$13.08	$11.71
Net Asset Value	$13.42	$14.38	(6.68)%	$14.67	$13.06

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	7/31/08	10/31/07

Transportation	22%	18%
Lease Revenue	17	18
Hospital	14	13
City, County & State	11	9
Education	10	11
Water & Sewer	10	13
Housing	6	6
Tax Revenue	5	6
Power	4	5
Industrial & Pollution Control	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	41%	91%
AA/Aa	41	2
A/A	12	5
BBB/Baa	1	2
Not Rated	5[6]	—

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s
Investors Service (“Moody’s”) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $8,223,585, represent-
ing 4% of the Fund’s long-term investments.

4 ANNUAL REPORT

JULY 31, 2008

Fund Summary as of July 31, 2008

BlackRock MuniYield Michigan Insured Fund, Inc.

Investment Objective

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income tax and Michigan income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (6.10)% based on market price and (0.35)% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Michigan alone. Nevertheless, the Fund’s short duration position benefited performance during a period of rising tax-exempt bond yields. Although the Fund increased its exposure to lower-rated bonds, limited overall exposure to these issues also enhanced results, as these issues significantly underperformed over the last year amid dramatic widening in credit spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are not guarantee of future results.

Fund Information

	Symbol on New York Stock Exchange	MIY
	Initital Offering Date	October 30, 1992
	Yield on Closing Market Price as of July 31, 2008 ($12.30)[1]	5.27%
	Tax Equivalent Yield[2]	8.11%
	Current Monthly Distribution per Common Share[3]	$0.054
	Current Annualized Distribution per Common Share[3]	$0.648
	Leverage as of July 31, 2008[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$12.30	$13.40	(8.21)%	$14.15	$12.21
Net Asset Value	$14.16	$15.03	(5.79)%	$15.45	$13.99

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	7/31/08	10/31/07

City, County & State	19%	19%
Education	15	10
Hospital	13	22
Industrial & Pollution Control	13	13
Water & Sewer	13	8
Transportation	12	12
Resource Recovery	7	7
Lease Revenue	4	4
Housing	2	2
Tax Revenue	2	2
Power	—	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	35%	86%
AA/Aa	47	3
A/A	15	9
BBB/Baa	3	2

[5] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

JULY 31, 2008

5

Fund Summary as of July 31, 2008

BlackRock MuniYield New Jersey Insured Fund, Inc.

Investment Objective

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income tax and New Jersey personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (3.50)% based on market price and (0.04)% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not New Jersey alone. Nevertheless, the Fund’s short duration position benefited performance during a period of rising tax-exempt bond yields. Although the Fund increased its exposure to lower-rated bonds, limited overall exposure to these issues also enhanced results, as these issues significantly underperformed over the last year amid dramatic widening in credit spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are not guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MJI
Initital Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2008 ($12.81)[1]	5.06%
Tax Equivalent Yield[2]	7.78%
Current Monthly Distribution per Common Share[3]	$0.054
Current Annualized Distribution per Common Share[3]	$0.648
Leverage as of July 31, 2008[4]	38%

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$12.81	$13.70	(6.50)%	$14.20	$12.66
Net Asset Value	$14.23	$15.02	(5.26)%	$15.47	$13.64

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	7/31/08	10/31/07

City, County & State	18%	18%
Transportation	18	19
Education	17	18
Lease Revenue	10	10
Water & Sewer	10	9
Hospital	10	6
Industrial & Pollution Control	8	8
Housing	5	5
Tax Revenue	2	5
Tobacco	1	1
Power	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	33%	87%
AA/Aa	46	2
A/A	11	6
BBB/Baa	4	4
BB/Ba	—	1
Not Rated	6[6]	—

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $12,649,795, represent-
ing 6% of the Fund’s long-term investments.

6 ANNUAL REPORT

JULY 31, 2008

Fund Summary as of July 31, 2008

BlackRock MuniYield Pennsylvania Insured Fund

Investment Objective

BlackRock MuniYield Pennsylvania Insured Fund (MPA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from fed-
eral and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and Pennsylvania income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (7.66)% based on market price and (3.58)% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Pennsylvania alone. A long duration posture during a period of rising municipal bond yields detracted from
Fund performance over the year. Overweight positions in lower-rated bonds and issues subject to the alternative minimum tax also negatively affected results, as yield spreads in both sectors widened significantly. Bond Market Association swaps, utilized by management to reduce Fund duration, under-
performed the municipal cash market for much of the recent annual period, which further hampered performance. The Fund’s below-average distribu-
tion rate proved unfavorable as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are not guarantee of future results.

Fund Information

	Symbol on New York Stock Exchange	MPA
	Initital Offering Date	October 30, 1992
	Yield on Closing Market Price as of July 31, 2008 ($12.43)[1]	5.12%
	Tax Equivalent Yield[2]	7.88%
	Current Monthly Distribution per Common Share[3]	$0.053
	Current Annualized Distribution per Common Share[3]	$0.636
	Leverage as of July 31, 2008[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$12.43	$13.67	(9.07)%	$14.28	$12.40
Net Asset Value	$14.30	$15.49	(7.68)%	$15.96	$13.93

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	7/31/08	10/31/07

City, County & State	27%	24%
Education	22	20
Transportation	15	14
Lease Revenue	11	6
Hospital	8	7
Water & Sewer	7	10
Power	4	6
Housing	3	7
Industrial & Pollution Control	3	5
Sales Tax	—	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	48%	84%
AA/Aa	35	5
A/A	14	3
BBB/Baa	3	8

[5] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

JULY 31, 2008

7

The Benefits and Risks of Leveraging

BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield
Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured
Fund, Inc., and BlackRock MuniYield Pennsylvania Insured Fund (each a
“Fund” and, collectively, the “Funds”) utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund’s Common Shares. However, in order to benefit Common
Shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Shares capital-
ization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund’s total port-
folio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are signifi-
cantly lower than the income earned on the fund’s long-term invest-
ments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, nar-
rowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund’s
Common Shares (that is, its price as listed on the New York Stock
Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares’ NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s
Preferred Shares does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Shares may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a TOB trust which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal secu-
rities deposited into the TOB trust may adversely affect the Funds’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008,
BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield
Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured
Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund, had
leverage from Preferred Shares and TOBs of 42%, 42%, 38% and 41%
of their total managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable inter-
est rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.
Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.

8 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments July 31, 2008 BlackRock MuniYield Florida Insured Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida — 133.0%

Alachua County, Florida, School Board, COP,
5.25%, 7/01/29 (a)	$ 1,300	$ 1,282,086

Boynton Beach, Florida, Utility System Revenue
Refunding Bonds, 6.25%, 11/01/20 (b)(c)	700	816,676

Brevard County, Florida, Health Facilities Authority,
Healthcare Facilities Revenue Bonds (Health
First Inc. Project), 5%, 4/01/36	2,000	1,798,420

Broward County, Florida, Educational Facilities
Authority Revenue Bonds (Nova Southeastern
University), 5%, 4/01/31 (d)	1,720	1,665,493

Broward County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series E,
5.90%, 10/01/39 (e)(f)	1,100	1,100,055

Broward County, Florida, School Board, COP, Series A,
5.25%, 7/01/33 (g)	2,000	1,986,160

Daytona Beach, Florida, Utility System Revenue
Refunding Bonds, Series B, 5%, 11/15/27 (b)	1,000	945,480

Deltona, Florida, Transportation Capital Improvement
Revenue Bonds, 5.125%, 10/01/26 (h)	1,000	1,006,230

Emerald Coast, Florida, Utilities Authority, System
Revenue Bonds, 5.25%, 1/01/36 (b)	1,000	957,950

Flagler County, Florida, Capital Improvement Revenue
Bonds, 5%, 10/01/35 (h)	1,000	963,960

Florida HFA, Housing Revenue Bonds (Brittany
Rosemont Apartments), AMT, Series C-1,
6.75%, 8/01/14 (a)	910	910,983

Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Bonds, AMT:
Series 1, 6%, 7/01/39 (e)(f)	500	493,050
Series 11, 5.95%, 1/01/32 (g)	1,530	1,516,551

Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Refunding Bonds, AMT, Series 4,
6.25%, 7/01/22 (g)	300	313,404

Florida State Board of Education (b):
Capital Outlay, GO, Public Education, Series B,
5%, 6/01/31	1,000	1,004,620
Lottery Revenue Bonds, Series A,
6%, 7/01/10 (i)	6,190	6,685,881

Florida State Governmental Utility Authority,
Utility Revenue Bonds (Lehigh Utility System),
5.125%, 10/01/33 (a)	1,000	997,820

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Florida State Turnpike Authority, Turnpike Revenue
Bonds (Department of Transportation), Series B,
5%, 7/01/30	$ 1,860	$ 1,865,413

Highlands County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Adventist Health System),
Series C, 5.25%, 11/15/36	1,000	949,160

Hillsborough County, Florida, Aviation Authority,
Revenue Refunding Bonds, AMT, Series C,
5.75%, 10/01/26 (d)	1,000	1,023,880

Hillsborough County, Florida, HFA, S/F
Mortgage Revenue Bonds, AMT, Series 1,
5.375%, 10/01/49 (e)(f)	1,340	1,273,027

Hillsborough County, Florida, IDA, PCR, Refunding
(Tampa Electric Company Project), Series B,
5.15%, 9/01/25	500	507,115

Hillsborough County, Florida, School Board, COP (h):
5.375%, 7/01/09 (i)	6,000	6,183,480
5%, 7/01/29	1,000	979,630

Jacksonville, Florida, Economic Development
Commission, Health Care Facilities Revenue Bonds
(Mayo Clinic-Jacksonville) (h):
Series A, 5.50%, 11/15/36	1,000	1,012,230
Series B, 5.50%, 11/15/36	750	759,173

Jacksonville, Florida, Economic Development
Commission, IDR (Metropolitan Parking Solutions
Project), AMT, 5.50%, 10/01/30 (j)	1,140	1,034,254

Jacksonville, Florida, Guaranteed Entitlement
Revenue Refunding and Improvement Bonds,
5.25%, 10/01/32 (b)	1,455	1,462,450

Jacksonville, Florida, HFA, Homeowner Mortgage
Revenue Refunding Bonds, AMT, Series A-1,
5.625%, 10/01/39 (e)(f)	990	972,111

Jacksonville, Florida, Port Authority Revenue Bonds,
AMT, 6%, 11/01/38 (d)	2,550	2,593,631

Jacksonville, Florida, Port Authority, Seaport Revenue
Bonds, AMT, 5.625%, 11/01/26 (h)	1,225	1,202,289

Lakeland, Florida, Electric and Water Revenue
Refunding Bonds, Series A, 5%, 10/01/28 (h)	2,000	1,982,300

Lee County, Florida, Airport Revenue Bonds, AMT,
Series A, 6%, 10/01/29 (g)	1,000	1,014,260

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
Schedules of Investments, the names and descriptions	CABS	Capital Appreciation Bonds	IDR	Industrial Development Revenue Bonds
of many of the securities have been abbreviated	COP	Certificates of Participation	M/F	Multi-Family
according to the list on the right.	DRIVERS	Derivative Inverse Tax-Exempt Receipts	PCR	Pollution Control Revenue Bonds
	EDA	Economic Development Authority	RIB	Residual Interest Bonds
	EDR	Economic Development Revenue Bonds	S/F	Single Family
	GO	General Obligation Bonds	SIFMA	Securities Industry and Financial
	HDA	Housing Development Authority		Markets Association
See Notes to Financial Statements.	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

ANNUAL REPORT

JULY 31, 2008

9

Schedule of Investments (continued) BlackRock MuniYield Florida Insured Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Lee County, Florida, Capital Revenue Bonds,
5.25%, 10/01/23 (a)	$ 2,285	$ 2,352,476

Lee Memorial Health System, Florida, Hospital
Revenue Bonds, Series A, 5%, 4/01/32 (a)	2,000	1,929,920

Leesburg, Florida, Capital Improvement Revenue
Bonds, 5.25%, 10/01/34 (b)	1,000	999,920

Martin County, Florida, Utilities System Revenue
Bonds, 5.125%, 10/01/33 (a)	1,000	979,840

Miami Beach, Florida, Water and Sewer Revenue
Bonds, 5.75%, 9/01/25 (a)	2,000	2,097,480

Miami-Dade County, Florida, Aviation Revenue Bonds
(Miami International Airport), AMT, Series A,
6%, 10/01/24 (b)	5,000	5,036,050

Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport), AMT:
Series A, 5.25%, 10/01/41 (g)	1,200	1,142,112
Series A, 5.50%, 10/01/41 (g)	2,400	2,374,512
Series B, 5%, 10/01/19 (k)	4,200	4,068,708

Miami-Dade County, Florida, Educational Facilities
Authority Revenue Bonds (University of Miami),
Series A, 5.75%, 4/01/10 (a)(i)	2,000	2,136,140

Miami-Dade County, Florida, Expressway Authority,
Toll System Revenue Bonds, Series B (b):
5.25%, 7/01/27	1,000	1,002,470
5%, 7/01/33	2,400	2,320,272

Miami-Dade County, Florida, HFA, Home Ownership
Mortgage Revenue Bonds, AMT, Series A,
5.55%, 10/01/49 (e)(f)	1,200	1,171,644

Miami-Dade County, Florida, IDA, IDR (BAC
Funding Corporation Project), Series A,
5.375%, 10/01/30 (a)	1,655	1,674,248

Miami-Dade County, Florida, School Board, COP,
Refunding, Series B (d):
5.25%, 5/01/25	1,000	1,014,400
5.25%, 5/01/28	1,760	1,766,512
5.25%, 5/01/30	1,415	1,422,386

Miami-Dade County, Florida, School Board, COP,
Series A, 5.50%, 10/01/09 (g)(i)	2,000	2,085,000

Miami-Dade County, Florida, Solid Waste System
Revenue Bonds, 5.25%, 10/01/30 (h)	1,865	1,843,198

Miami-Dade County, Florida, Special Obligation
Revenue Bonds, Sub-Series A (h)(l):
5.186%, 10/01/31	4,375	1,142,662
5.203%, 10/01/33	5,735	1,328,742

Orange County, Florida, Educational Facilities
Authority, Educational Facilities Revenue
Refunding Bonds (Rollins College Project),
5.50%, 12/01/32 (a)	4,765	4,850,436

Orange County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Orlando Regional
Healthcare), 6%, 12/01/12 (i)	1,835	2,043,621

	Par
Municipal Bonds	(000)	Value

Florida (continued)

Orange County, Florida, Health Facilities
Authority, Hospital Revenue Refunding Bonds
(Orlando Regional Healthcare), Series B,
5.25%, 12/01/29 (g)	$ 1,450	$ 1,467,124

Orange County, Florida, Sales Tax Revenue Refunding
Bonds, Series A, 5.125%, 1/01/23 (b)	1,000	1,025,550

Orange County, Florida, Tourist Development, Tax
Revenue Refunding Bonds, 5%, 10/01/29 (a)	2,190	2,131,286

Orlando and Orange County, Florida, Expressway
Authority Revenue Bonds, Series B (a):
5%, 7/01/30	4,000	3,916,400
5%, 7/01/35	6,815	6,657,028

Osceola County, Florida, Tourist Development Tax
Revenue Bonds, Series A, 5.50%, 10/01/27 (b)	1,100	1,108,041

Palm Beach County, Florida, Criminal Justice
Facilities Revenue Bonds, 7.20%, 6/01/15 (b)	1,500	1,812,015

Palm Beach County, Florida, School Board, COP:
Refunding, Series D, 5.25%, 8/01/21 (g)	2,000	2,093,820
Series A, 6%, 8/01/10 (b)(i)	5,000	5,391,000

Panama City, Florida, Water and Sewer Revenue
Bonds, Series B, 5.25%, 10/01/22 (h)	1,500	1,561,545

Polk County, Florida, Utility System Revenue Bonds,
5.25%, 10/01/22 (b)	1,000	1,028,600

Port St. Lucie, Florida, Utility Revenue Bonds,
5.25%, 9/01/24 (h)	1,055	1,063,145

Saint Johns County, Florida, Ponte Vedra Utility
System Revenue Bonds (g):
5%, 10/01/31	2,425	2,411,662
5%, 10/01/35	1,000	999,930

Saint Johns County, Florida, Sales Tax Revenue
Bonds, Series A, 5.25%, 10/01/31 (a)	1,400	1,401,358

Saint Lucie, Florida, West Services District, Utility
Revenue Bonds, 5.25%, 10/01/34 (h)	1,000	1,010,150

Santa Rosa County, Florida, School Board, COP,
Refunding, Series 2, 5.25%, 2/01/26 (b)	2,000	2,004,920

South Lake County, Florida, Hospital District
Revenue Bonds (South Lake Hospital Inc.),
5.80%, 10/01/34	1,000	1,004,180

Tallahassee, Florida, Capital Revenue Bonds,
5%, 10/01/24 (g)	1,000	1,019,590

University of Central Florida Athletics Association Inc.,
COP, Series A, 5.25%, 10/01/34 (b)	2,280	2,017,207

University of Central Florida, COP (UCF Convocation
Center), Series A, 5%, 10/01/35 (b)	2,820	2,552,297

Village Center Community Development District,
Florida, Recreational Revenue Bonds, Series A (h):
5.125%, 11/01/36	1,000	1,002,020
5.375%, 11/01/34	1,640	1,669,094

Village Center Community Development District,
Florida, Utility Revenue Bonds (h):
5.125%, 10/01/28	4,030	4,075,337
5.25%, 10/01/23	2,585	2,688,219

See Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield Florida Insured Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida (concluded)

Volusia County, Florida, IDA, Student Housing
Revenue Bonds (Stetson University Project),
Series A (m):
5%, 6/01/25	$ 1,000	$ 899,760
5%, 6/01/35	1,000	850,890

Puerto Rico — 1.9%

Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds, Series I,
5%, 7/01/36	1,000	943,990

Puerto Rico Public Finance Corporation,
Commonwealth Appropriation Revenue Bonds,
Series E, 5.70%, 2/01/10 (i)	1,145	1,201,769

Total Municipal Bonds — 134.9%		153,049,898

Municipal Bonds Transferred to
Tender Option Bond Trusts (n)

Florida

Hillsborough County, Florida, Aviation Authority
Revenue Bonds, AMT, Series A, 5.5, 10/01/38 (d)	2,504	2,485,123

Jacksonville Electric Authority, Florida, Saint John’s
River Power Park System Revenue Bonds, Issue
Three, Series 2, 5%, 10/01/37	1,289	1,284,847

Jacksonville, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Baptist Medical Center
Project), 5%, 8/15/37 (g)	2,880	2,823,725

Jacksonville, Florida, Sales Tax Revenue Bonds,
5%, 10/01/27 (h)	1,319	1,334,749

Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-2,
6, 9/01/40 (e)(f)	1,800	1,843,398

Manatee County, Florida, HFA, Homeowner Revenue
Bonds, AMT, Series A, 5.9, 9/01/40 (e)(f)	1,005	985,433

Miami-Dade County, Florida, Aviation Revenue
Bonds, AMT, Series A, 5%, 10/01/33 (g)	6,212	5,650,474

Miami-Dade County, Florida, Health Facilities
Authority, Hospital Revenue Refunding Bonds
(Miami Children’s Hospital), Series A,
5.625%, 8/15/18 (a)	6,960	7,588,557

Orlando, Florida, Senior Tourist Development Tax
Revenue Bonds (6th Cent Contract Payments),
Series A, 5.25%, 11/01/38 (d)	2,000	1,972,960

Palm Beach County, Florida, School Board, COP,
Series A, 5%, 8/01/31 (g)	1,305	1,297,940

South Broward, Florida, Hospital District, Hospital
Revenue Bonds, 5.625%, 5/01/32 (h)	4,000	4,407,320

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 27.9%		31,674,526

Total Long-Term Investments
(Cost — $186,495,649) — 162.8%		184,724,424

Short-Term Securities	Shares	Value

CMA Florida Municipal Money Fund, 1.75% (o)(p)	12,412,044	$ 12,412,044

Total Short-Term Securities
(Cost — $12,412,044) — 11.0%		12,412,044

Total Investments (Cost — $198,907,693*) — 173.8%		197,136,468
Liabilities in Excess of Other Assets — (2.6)%		(2,958,692)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (16.3)%		(18,462,062)
Preferred Shares, at Redemption Value — (54.9)%		(62,266,457)

Net Assets Applicable to Common Shares — 100.0%		$113,449,257

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 180,584,649

Gross unrealized appreciation	$ 3,035,667
Gross unrealized depreciation	(4,834,332)

Net unrealized depreciation	$ (1,798,665)

(a) AMBAC Insured.
(b) FGIC Insured.
(c) Security is collateralized by Municipal or U.S. Treasury Obligations.
(d) Assured Guaranty Insured.
(e) FHLMC Collateralized.
(f) FNMA/GNMA Collateralized.
(g) FSA Insured.
(h) MBIA Insured.
(i) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j) ACA Insured.
(k) XL Capital Insured.
(l) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(m) CIFG Insured.
(n) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Florida Municipal Money Fund	10,566,553	$90,469

(p) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

11

Schedule of Investments July 31, 2008 BlackRock MuniYield Michigan Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan — 136.6%

Adrian, Michigan, City School District, GO,
5%, 5/01/14 (a)(b)	$ 3,600	$ 3,919,932

Bay City, Michigan, School District, School Building
and Site, GO, 5%, 5/01/31 (a)	3,725	3,731,817

Birmingham, Michigan, City School District, School
Building and Site, GO, 5%, 11/01/33 (a)	1,000	1,002,050

Central Montcalm, Michigan, Public Schools, GO,
5.90%, 5/01/09 (b)(c)	1,000	1,031,980

Delta County, Michigan, Economic Development
Corporation, Environmental Improvement Revenue
Refunding Bonds (Mead Westvaco-Escanaba), AMT,
Series B, 6.45%, 4/15/12 (b)	1,500	1,657,770

Detroit, Michigan, City School District, GO (School
Building and Site Improvement) (d):
Series A, 5.375%, 5/01/13 (b)	2,300	2,529,655
Series B, 5%, 5/01/28	3,100	3,057,654

Detroit, Michigan, City School District, GO (School
Building and Site Improvement), Refunding,
Series A, 5%, 5/01/21 (a)	3,000	3,069,960

Detroit, Michigan, Water Supply System
Revenue Bonds, DRIVERS, Series 200,
5.75%, 7/01/11 (b)(d)(e)	1,025	1,212,104

Detroit, Michigan, Water Supply System Revenue
Bonds, Second Lien, Series B (c):
5%, 7/01/13 (b)	1,550	1,682,571
5%, 7/01/34	2,420	2,318,215

Detroit, Michigan, Water Supply System Revenue
Bonds, Senior Lien, Series A:
5.875%, 1/01/10 (b)(d)	1,250	1,327,637
5.75%, 7/01/11 (b)	700	763,889
5%, 7/01/13 (c)	3,750	4,070,738
5%, 7/01/25 (a)	4,000	4,041,520
5%, 7/01/34 (c)	6,900	6,609,786

Detroit, Michigan, Water Supply System Revenue
Bonds, Series B, 5.25%, 7/01/13 (b)(c)	11,790	12,931,744

Detroit, Michigan, Water Supply System, Revenue
Refunding Bonds, 6.25%, 7/01/12 (d)(f)	1,180	1,269,302

Dickinson County, Michigan, Economic Development
Corporation, Environmental Improvement Revenue
Refunding Bonds (International Paper Company
Project), Series A, 5.75%, 6/01/16	3,900	3,827,499

Dickinson County, Michigan, Healthcare
System, Hospital Revenue Refunding Bonds,
5.80%, 11/01/24 (g)	3,100	2,961,585

East Grand Rapids, Michigan, Public School District,
GO, 5%, 5/01/31 (a)	1,575	1,582,922

Eastern Michigan University, General Revenue
Refunding Bonds (h):
6%, 6/01/10 (b)	590	635,159
6%, 6/01/20	435	459,164

Eastern Michigan University Revenue Bonds,
Series B (b)(d):
5.60%, 6/01/10	1,500	1,587,195
5.625%, 6/01/10	1,310	1,386,740

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Eaton Rapids, Michigan, Public Schools, School
Building and Site, GO (a):
5%, 5/01/14 (b)	$ 2,425	$ 2,640,510
5.25%, 5/01/20	1,325	1,399,942
5.25%, 5/01/21	1,675	1,760,844
5%, 5/01/26	1,700	1,722,746
5%, 5/01/29	1,175	1,180,734

Flint, Michigan, Hospital Building Authority, Revenue
Refunding Bonds (Hurley Medical Center),
Series A (g):
5.375%, 7/01/20	615	553,937
6%, 7/01/20	1,375	1,311,915

Frankenmuth, Michigan, School District, GO,
5.75%, 5/01/10 (b)(d)	1,000	1,060,050

Gibraltar, Michigan, School District, GO (School
Building and Site) (d):
5%, 5/01/14 (b)	2,940	3,201,278
5%, 5/01/28	710	711,001

Grand Blanc, Michigan, Community Schools, GO,
5.625%, 5/01/20 (d)	1,100	1,160,412

Grand Rapids, Michigan, Building Authority Revenue
Bonds, Series A (h):
5.50%, 10/01/12 (b)	1,035	1,138,148
5.50%, 10/01/19	665	705,252
5.50%, 10/01/20	900	954,477

Grand Valley State University, Michigan, Revenue
Bonds, 5.50%, 2/01/18 (d)	2,070	2,199,996

Greater Detroit Resource Recovery Authority,
Michigan, Revenue Refunding Bonds, Series A,
6.25%, 12/13/08 (h)	11,250	11,422,125

Gull Lake, Michigan, Community School District,
School Building and Site, GO, 5%, 5/01/14 (a)(b)	5,625	6,124,894

Hancock, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/33 (a)	2,025	2,021,983

Harper Woods, Michigan, City School District, School
Building and Site, GO, Refunding (d):
5%, 5/01/14 (b)	4,345	4,731,140
5%, 5/01/34	430	421,426

Hartland, Michigan, Consolidated School District, GO,
6%, 5/01/10 (b)(d)	6,825	7,263,916

Hudsonville, Michigan, Public Schools, School
Building and Site, GO, 5%, 5/01/29 (a)	3,990	4,009,471

Jenison, Michigan, Public Schools, School Building
and Site, GO, 5.50%, 5/01/19 (d)	1,575	1,654,727

Kent, Michigan, Hospital Finance Authority, Hospital
Revenue Refunding Bonds (Butterworth Hospital),
Series A, 7.25%, 1/15/13 (c)	3,365	3,690,496

Kent, Michigan, Hospital Finance Authority
Revenue Bonds (Spectrum Health), Series A,
5.50%, 7/15/11 (b)(c)	3,000	3,247,260

Lansing, Michigan, Building Authority, GO, Series A,
5.375%,6/01/13 (b)(c)	1,510	1,662,812

See Notes to Financial Statements.

12 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield Michigan Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Lapeer, Michigan, Community Schools, School
Building and Site, GO, 5%, 5/01/37 (a)	$ 2,015	$ 1,999,646

Michigan Higher Education Facilities Authority, Limited
Obligation Revenue Bonds (Hillsdale College
Project), 5%, 3/01/35	1,875	1,777,313

Michigan Higher Education Facilities Authority, Limited
Obligation Revenue Refunding Bonds (College for
Creative Studies) (b):
5.85%, 6/01/12	1,235	1,353,856
5.90%, 6/01/12	1,145	1,257,244

Michigan Higher Education Facilities Authority, Limited
Obligation Revenue Refunding Bonds (Hope
College), Series A, 5.90%, 4/01/32	2,250	2,241,248

Michigan Higher Education Student Loan Authority,
Student Loan Revenue Bonds, AMT (h):
Series XVII-B, 5.40%, 6/01/18	2,500	2,355,900
Series XVII-Q, 5%, 3/01/31	3,000	2,389,860

Michigan Municipal Bond Authority Revenue Bonds
(Local Government Loan Program), Group A,
5.50%, 11/01/20 (h)	1,065	1,114,171

Michigan State Building Authority, Revenue Refunding
Bonds (Facilities Program) (c):
Series I, 5.50%, 10/15/18	2,500	2,645,550
Series II, 5%, 10/15/29	3,500	3,454,710

Michigan State Building Authority, Revenue Refunding
Bonds, RIB, Series 517X, 8.11%, 10/15/10 (a)(d)(e)	1,250	1,408,850

Michigan State, COP (h):
5.50%, 6/01/10 (b)	3,000	3,174,060
5.40%, 6/01/22 (f)	3,000	1,541,880

Michigan State, Comprehensive Transportation
Revenue Refunding Bonds, 5%, 5/15/26 (a)	3,740	3,817,119

Michigan State, HDA, Limited Obligation M/F Housing
Revenue Bonds, AMT (i):
(Deaconess Towers Apartments),
5.25%, 2/20/48	1,000	865,120
(Williams Pavilion Apartments),
4.75%, 4/20/37	4,050	3,275,681

Michigan State, HDA, Rental Housing Revenue
Bonds, AMT:
Series A, 5.30%, 10/01/37 (c)	200	178,796
Series D, 5%, 4/01/26 (a)	3,310	3,036,594

Michigan State Hospital Finance Authority, Hospital
Revenue Bonds (Mid-Michigan Obligation Group),
Series A, 5.50%, 4/15/18 (h)	2,530	2,619,309

Michigan State Hospital Finance Authority, Hospital
Revenue Refunding Bonds:
(Crittenton Hospital), Series A, 5.625%, 3/01/27	2,200	2,212,650
(Oakwood Obligated Group), Series A,
5%, 7/15/25	4,100	3,794,714
(Oakwood Obligated Group), Series A,
5%, 7/15/37	630	546,254
(Sparrow Obligated Group), 5%, 11/15/31	3,100	2,889,882

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Michigan State Hospital Finance Authority Revenue
Bonds:
(McLaren Health Care Corporation), Series C,
5%, 8/01/35	$ 1,000	$ 916,970
(Mid-Michigan Obligor Group), Series A,
5%, 4/15/36	1,750	1,573,513

Michigan State Hospital Finance Authority, Revenue
Refunding Bonds:
(Ascension Health Credit), Series A,
6.25%, 11/15/09 (b)(c)	2,500	2,645,450
(Henry Ford Health System), Series A,
5.25%, 11/15/46	2,500	2,243,000
(McLaren Health Care Corporation),
5.75%, 5/15/38	4,000	3,899,480
(Mercy Health Services), Series X,
6%, 8/15/09 (b)(c)	2,000	2,089,060
(Saint John Hospital), Series A,
6%, 5/15/13 (f)(h)	3,000	3,115,020
(Trinity Health Credit Group), Series D,
5%, 8/15/34	3,100	2,982,107
(Trinity Health Credit), Series C,
5.375%, 12/01/23	1,000	1,016,710
(Trinity Health Credit), Series C,
5.375%, 12/01/30	3,755	3,787,143
(Trinity Health), Series A, 6%, 12/01/27 (h)	6,400	6,756,480

Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds:
(Detroit Edison Company Pollution Control
Project), AMT, Series A, 5.55%, 9/01/29 (c)	10,250	9,259,645
(Detroit Edison Company Pollution Control
Project), Series AA, 6.95%, 5/01/11 (d)	6,000	6,529,080

Monroe County, Michigan, Economic Development
Corporation, Limited Obligation Revenue
Refunding Bonds (Detroit Edison Co. Project),
Series AA, 6.95%, 9/01/22 (d)	15,000	17,813,250

Montrose Township, Michigan, School District, GO,
6.20%, 5/01/17 (c)	1,000	1,159,960

Muskegon Heights, Michigan, Water
System Revenue Bonds, Series A,
5.625%, 11/01/10 (b)(c)	1,830	1,961,193

Norway Vulcan, Michigan, Area Schools, GO,
5.90%, 5/01/09 (b)(d)	1,100	1,135,255

Oak Park, Michigan, Street Improvement, GO,
5%, 5/01/30 (c)	500	491,500

Orchard View, Michigan, Schools, School Building
and Site, GO, 5%, 11/01/13 (b)(c)	5,320	5,788,797

Pennfield, Michigan, School District, School
Building and Site, GO,5%, 5/01/14 (b)(d)	1,370	1,491,752

Plainwell, Michigan, Community Schools,
School District, School Building and Site, GO,
5.50%, 11/01/12 (a)(b)	1,000	1,101,110

Plymouth-Canton, Michigan, Community School
District, GO, 5%, 5/01/29 (d)	3,905	3,899,689

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

13

Schedule of Investments (continued) BlackRock MuniYield Michigan Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan (concluded)

Ravenna, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/38 (a)	$ 1,520	$ 1,508,250

Reed, Michigan, City Public Schools, School Building
and Site, GO, 5%, 5/01/14 (a)(b)	1,425	1,551,640

Saginaw, Michigan, Hospital Finance Authority,
Revenue Refunding Bonds (Covenant Medical
Center), Series E, 5.625%, 7/01/13 (c)	2,500	2,594,050

Saginaw Valley State University, Michigan, General
Revenue Refunding Bonds, 5%, 7/01/24 (d)	2,100	2,086,245

Saint Clair County, Michigan, Economic Revenue
Refunding Bonds (Detroit Edison Co. Project),
Series AA, 6.40%, 8/01/24 (h)	17,800	18,198,898

South Haven, Michigan, Public Schools, GO,
5%, 5/01/13 (b)	1,350	1,462,604

Southfield, Michigan, Library Building Authority, GO,
5.50%, 5/01/10 (b)(c)	1,300	1,372,514

Southfield, Michigan, Public Schools, School Building
and Site, GO, Series A (a)(b):
5%, 5/01/14	3,500	3,811,045
5.25%, 5/01/14	2,900	3,195,423

Sparta, Michigan, Area Schools, School Building and
Site, GO, 5%, 5/01/14 (b)(d)	1,325	1,442,753

Thornapple Kellogg School District, Michigan, GO,
Refunding, 5%, 5/01/32 (c)	2,500	2,475,800

Waverly, Michigan, Community School, GO,
5.50%, 5/01/10 (b)(d)	1,100	1,157,277

Wayne Charter County, Michigan, Airport Revenue
Bonds (Detroit Metropolitan Wayne County), AMT,
Series A, 5.375%, 12/01/15 (c)	10,660	10,694,858

Wayne Charter County, Michigan, Detroit Metropolitan
Airport, GO, Airport Hotel, Series A, 5%, 12/01/30 (c)	1,750	1,715,280

Wayne County, Michigan, Airport Authority Revenue
Bonds (Detroit Metropolitan Wayne County Airport),
AMT (c):
5.25%, 12/01/25	7,525	7,013,375
5.25%, 12/01/26	6,300	5,844,447
5%, 12/01/34	9,160	8,009,045

Wayne County, Michigan, Airport Authority, Revenue
Refunding Bonds, AMT (j):
5.75%, 12/01/25	4,000	4,093,520
5.75%, 12/01/26	1,000	1,021,790

West Bloomfield, Michigan, School District, GO,
Refunding (d):
5.50%, 5/01/17	1,710	1,826,451
5.50%, 5/01/18	1,225	1,296,626

Zeeland, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/29 (c)	1,600	1,606,224

		352,204,767

	Par
Municipal Bonds	(000)	Value

Puerto Rico — 4.2%

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31 (j)	$ 4,000	$ 4,236,960

Puerto Rico Municipal Finance Agency Revenue
Bonds, Series A, 5%, 8/01/27 (a)	2,790	2,797,003

Puerto Rico Sales Tax Financing Corporation, Sales
Tax Revenue Refunding Bonds, Series A (c)(k):
5.20%, 8/01/43	12,500	1,673,248
4.99%, 8/01/46	20,000	2,236,600

		10,943,811

Total Municipal Bonds — 140.8%		363,148,578

Municipal Bonds Transferred to
Tender Option Bond Trusts (l)

Michigan

Detroit, Michigan, Water Supply System, Revenue
Refunding Bonds, Second Lien, Series C,
5%, 7/01/29 (a)	10,569	10,527,554

Detroit, Michigan, Water Supply System, Senior Lien
Revenue Bonds, Series A, 5.75%, 7/01/11 (b)(d)	6,000	6,547,620

Lakewood, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/37 (a)	6,775	6,469,482

Michigan State Building Authority, Revenue
Refunding Bonds (Facilities Program), Series I,
5.50%, 10/15/10 (a)	19,780	21,036,821

Portage, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/31 (a)	4,650	4,685,340

Saginaw Valley State University, Michigan, Revenue
Refunding Bonds, 5%, 7/01/31 (a)	7,500	7,517,100

Wayne County, Michigan, Airport Authority, Revenue
Refunding Bonds, AMT, 5.375%, 12/01/32 (j)	8,700	8,508,687

Wayne State University, Michigan, University Revenue
Refunding Bonds, 5%, 11/15/35 (a)	12,207	12,134,001

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 30.0%		77,426,605

Total Long-Term Investments
(Cost — $437,658,333) — 170.8%		440,575,183

Short-Term Securities	Shares

CMA Michigan Municipal Money Fund, 1.64% (m)(n)	4,567,533	4,567,533

Total Short-Term Securities
(Cost — $4,567,533) — 1.8%		4,567,533

Total Investments (Cost — $442,225,866*) — 172.6%		445,142,716
Other Assets Less Liabilities — 0.2%		472,962
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (16.7)%		(43,122,738)
Preferred Shares, at Redemption Value — (56.1)%		(144,686,735)

Net Assets Applicable to Common Shares — 100.0%		$257,806,205

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield Michigan Insured Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 399,792,371

Gross unrealized appreciation	$ 12,821,704
Gross unrealized depreciation	(10,427,050)

Net unrealized appreciation	$ 2,394,654

(a) FSA Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) MBIA Insured.
(d) FGIC Insured.
(e) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(f) Security is collateralized by Municipal or U.S. Treasury Obligations.
(g) ACA Insured.
(h) AMBAC Insured.
(i) GNMA Collateralized.
(j) Assured Guaranty Insured.
(k) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(l) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Michigan Municipal Money Fund	645,977	$170,765

(n) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2008 15

Schedule of Investments July 31, 2008 BlackRock MuniYield New Jersey Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey — 134.2%

Delaware River and Bay Authority Revenue Bonds,
5%, 1/01/33 (a)	$ 1,000	$ 983,340

Delaware River Port Authority of Pennsylvania and New
Jersey Revenue Bonds, 6%, 1/01/18 (b)	5,000	5,201,400

Essex County, New Jersey, Improvement Authority,
Airport Revenue Refunding Bonds, AMT,
4.75%, 11/01/32 (a)	1,000	887,900

Garden State Preservation Trust of New Jersey,
Capital Appreciation Revenue Bonds, Series B,
5.12%, 11/01/23 (b)(c)	6,925	3,231,967

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A, 5.80%, 11/01/22 (b)	2,605	2,891,368

Gloucester County, New Jersey, Improvement Authority,
Solid Waste Resource Recovery, Revenue Refunding
Bonds (Waste Management Inc. Project), Series A,
6.85%, 12/01/29	2,000	2,064,380

Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
4.50%, 8/01/33 (d)	750	711,173

Hudson County, New Jersey, COP, Refunding,
6.25%, 12/01/16 (a)	1,000	1,149,950

Hudson County, New Jersey, Improvement Authority,
Capital Appreciation Revenue Bonds, Series A-1,
4.46%, 12/15/32 (a)(c)	1,000	258,780

Hudson County, New Jersey, Improvement Authority,
Facility Lease Revenue Refunding Bonds (Hudson
County Lease Project), 5.375%, 10/01/24 (e)	7,500	7,522,200

Jackson Township, New Jersey, School District, GO,
5%, 4/15/12 (e)(f)	5,200	5,589,740

Jersey City, New Jersey, Sewer Authority, Sewer
Revenue Refunding Bonds, 6.25%, 1/01/14 (d)	3,750	4,091,550

Middlesex County, New Jersey, COP, Refunding,
5%, 8/01/22 (a)	3,000	3,043,350

Monmouth County, New Jersey, Improvement Authority,
Governmental Loan Revenue Refunding Bonds (d):
5%, 12/01/11 (f)	3,045	3,263,997
5.20%, 12/01/14	240	250,320
5.25%, 12/01/15	765	799,096
5%, 12/01/17	605	631,560
5%, 12/01/18	545	566,653
5%, 12/01/19	560	578,575

Morristown, New Jersey, Parking Authority Revenue
Bonds, 4.50%, 8/01/37 (a)	1,355	1,234,500

New Jersey EDA, Cigarette Tax Revenue Bonds:
5.625%, 6/15/19	1,060	1,036,765
5.75%, 6/15/29 (g)	785	767,228
5.50%, 6/15/31 (g)	225	218,153
5.75%, 6/15/34 (g)	465	453,361

New Jersey EDA, First Mortgage Revenue
Bonds (Fellowship Village Project), Series C,
5.50%, 1/01/28	1,000	931,140

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey EDA, First Mortgage Revenue
Refunding Bonds (Fellowship Village), Series A,
5.50%, 1/01/18	$ 1,700	$ 1,681,487

New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A (a):
4.95%, 7/01/21 (c)	2,325	1,213,162
5%, 7/01/29	3,900	3,835,260
5.25%, 7/01/33	8,500	8,616,025
5%, 7/01/34	1,765	1,727,282

New Jersey EDA, School Facilities Construction
Revenue Bonds, Series U, 5%, 9/01/37 (d)	1,000	1,003,580

New Jersey EDA, School Facilities Construction,
Revenue Refunding Bonds, Series K,
5.25%, 12/15/17 (e)	1,500	1,602,030

New Jersey EDA, Water Facilities Revenue Bonds
(New Jersey-American Water Company, Inc.
Project), AMT, Series A:
5.25%, 11/01/32 (d)	1,000	907,080
6.875%, 11/01/34 (e)	5,070	5,127,595

New Jersey EDA, Water Facilities Revenue Refunding
Bonds (United Water of New Jersey, Inc.),
Series B, 4.50%, 11/01/25 (d)	1,000	966,150

New Jersey Health Care Facilities Financing Authority
Revenue Bonds:
(Meridian Health), Series I, 5%, 7/01/38 (h)	750	745,358
(Somerset Medical Center), 5.50%, 7/01/33	1,125	907,088
(South Jersey Hospital System), 6%, 7/01/12 (f)	4,000	4,427,720

New Jersey Health Care Facilities Financing Authority,
Revenue Refunding Bonds:
(Atlantic City Medical Center),
5.75%, 7/01/12 (f)	525	576,335
(Atlantic City Medical Center),
6.25%, 7/01/12 (f)	290	325,032
(Atlantic City Medical Center), 6.25%, 7/01/17	325	348,576
(Atlantic City Medical Center), 5.75%, 7/01/25	790	805,460
(Hackensack University Medical Center),
5.25%, 1/01/36 (h)	3,500	3,562,300
(Meridian Health System Obligation Group),
5.25%, 7/01/19 (b)	2,250	2,320,583

New Jersey Sports and Exposition Authority, Luxury
Tax Revenue Refunding Bonds (Convention
Center) (a):
5.50%, 3/01/21	1,540	1,686,362
5.50%, 3/01/22	1,000	1,093,300

New Jersey State Educational Facilities Authority
Revenue Bonds:
(Montclair State University), Series A,
5%, 7/01/21 (d)	1,600	1,654,336
(Rowan University), Series C, 5%, 7/01/14 (a)(f)	1,185	1,295,774

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield New Jersey Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey State Educational Facilities Authority,
Revenue Refunding Bonds:
(Montclair State University), Series J,
4.25%, 7/01/30 (a)	$ 2,895	$ 2,549,424
(Montclair State University), Series L,
5%, 7/01/14 (a)(f)	3,185	3,482,734
(Ramapo College), Series I, 4.25%, 7/01/31 (d)	1,250	1,095,050
(Ramapo College), Series I, 4.25%, 7/01/36 (d)	3,890	3,348,707
(Rowan University), Series B, 5%, 7/01/26 (h)	2,575	2,645,864
(Rowan University), Series C, 5%, 7/01/31 (e)	325	313,810
(Stevens Institute of Technology), Series A,
5%, 7/01/34	1,500	1,314,615
(William Paterson University), Series E,
5%, 7/01/21 (i)	1,725	1,733,746

New Jersey State, GO, Refunding, Series H,
5.25%, 7/01/15 (b)	3,500	3,871,000

New Jersey State Higher Education Assistance
Authority, Student Loan Revenue Bonds, AMT,
Series A, 5.30%, 6/01/17 (d)	3,565	3,602,646

New Jersey State Housing and Mortgage Finance
Agency, Home Buyer Revenue Bonds, AMT,
Series CC, 5.80%, 10/01/20 (a)	2,640	2,700,746

New Jersey State Housing and Mortgage Finance
Agency, M/F Revenue Bonds, AMT, Series A,
4.90%, 11/01/35 (e)	1,000	837,970

New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Refunding Bonds,
AMT, Series T, 4.70%, 10/01/37	500	402,910

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Bonds:
Series A, 5%, 12/15/32 (d)	730	731,095
Series C, 4.83%, 12/15/32 (b)(c)	4,750	1,292,000
Series C, 5.05%, 12/15/35 (c)(d)	2,760	622,408
Series D, 5%, 6/15/19 (b)	3,240	3,387,290

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Refunding Bonds:
Series A, 5.25%, 12/15/20 (b)	4,250	4,604,705
Series B, 5.50%, 12/15/21 (a)	3,600	3,950,964

New Jersey State Turnpike Authority, Turnpike Revenue
Bonds:
Series B, 5.15%, 1/01/35 (c)(d)	3,005	2,160,355
VRDN, Series C-3, 2.75%, 1/01/24 (b)(j)	650	650,000

Newark, New Jersey, Housing Authority, Port Authority-
Port Newark Marine Terminal, Additional Rent-Backed
Revenue Refunding Bonds (City of Newark
Redevelopment Projects), 4.375%, 1/01/37 (a)	3,600	3,255,408

North Hudson Sewage Authority, New Jersey, Sewer
Revenue Refunding Bonds, 5.125%, 8/01/20 (a)	1,710	1,831,881

Perth Amboy, New Jersey, GO (Convertible CABS),
Refunding, 4.75%, 7/01/35 (b)(c)	1,250	1,017,713

Port Authority of New York and New Jersey, Consolidated
Revenue Bonds, 93rd Series, 6.125%, 6/01/94	1,000	1,120,800

	Par
Municipal Bonds	(000)	Value

New Jersey (concluded)

Port Authority of New York and New Jersey,
Consolidated Revenue Refunding Bonds, AMT:
138th Series, 4.75%, 12/01/34 (b)	$ 1,000	$ 924,600
146th Series, 4.25%, 12/01/32 (b)	5,000	4,176,800
152nd Series, 5.25%, 11/01/35	2,325	2,314,794

Rahway Valley Sewerage Authority, New Jersey, Sewer
Revenue Bonds, CABS, Series A (a)(c):
5.375%, 9/01/26	4,100	1,563,740
5.25%, 9/01/33	2,350	590,931

Salem County, New Jersey, Improvement Authority
Revenue Bonds (Finlaw State Office Building
Project) (b):
5.375%, 8/15/28	1,250	1,320,013
5.25%, 8/15/38	700	720,797

Tobacco Settlement Financing Corporation of
New Jersey, Asset-Backed Revenue Bonds,
7%, 6/01/13 (f)	1,715	2,011,060

Union County, New Jersey, Utilities Authority, Senior
Lease Revenue Refunding Bonds (Ogden Martin
System of Union, Inc.), AMT, Series A (d):
5.375%, 6/01/17	1,590	1,594,516
5.375%, 6/01/18	1,670	1,672,154

University of Medicine and Dentistry of New Jersey,
Revenue Bonds, Series A (d):
5.50%, 12/01/18	570	600,427
5.50%, 12/01/19	1,145	1,206,120
5.50%, 12/01/20	1,130	1,180,398
5.50%, 12/01/21	865	898,112

		168,084,624

Puerto Rico — 12.0%

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5.125%, 7/01/47 (h)	3,425	3,365,850

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31 (h)	1,185	1,255,199

Puerto Rico Commonwealth Infrastructure Financing
Authority, Special Tax and Capital Appreciation
Revenue Bonds, Series A (c):
4.48%, 7/01/30 (e)	2,750	760,760
4.34%, 7/01/37 (d)	2,250	417,803

Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series RR, 5%, 7/01/28 (k)	2,000	1,907,720

Puerto Rico Industrial, Tourist, Educational, Medical
and Environmental Control Facilities Revenue Bonds,
Series A:
(Hospital de la Concepcion), 6.125%, 11/15/30	4,220	4,384,496
(University Plaza Project), 5%, 7/01/33 (a)	3,000	2,908,440

		15,000,268

Total Municipal Bonds — 146.2%		183,084,892

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

17

Schedule of Investments (concluded) BlackRock MuniYield New Jersey Insured Fund, Inc.

(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (l)	(000)	Value

New Jersey

New Jersey State Educational Facilities Authority,
Revenue Refunding Bonds (College of New Jersey),
Series D, 5%, 7/01/35 (b)	$ 3,720	$ 3,751,694

New Jersey State Housing and Mortgage Finance
Agency, Capital Fund Program Revenue Bonds,
Series A (b):
4.70%, 11/01/25	4,425	4,372,444
5%, 5/01/27	1,977	2,018,106
5%, 11/01/28	3,300	3,767,907

Port Authority of New York and New Jersey,
Consolidated Revenue Refunding Bonds, AMT,
152nd Series, 5.75%, 11/01/30	1,995	2,084,117

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 12.8%		15,994,268

Total Long-Term Investments
(Cost — $198,735,322) — 159.0%		199,079,160

Short-Term Securities	Shares

CMA New Jersey Municipal Money Fund,
1.75% (m)(n)	798,701	798,701

Total Short-Term Securities (Cost — $798,701) — 0.6%		798,701

Total Investments (Cost — $199,534,023*) — 159.6%		199,877,861
Other Assets Less Liabilities — 0.9%		1,078,412
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (8.0)%		(9,990,427)
Preferred Shares, at Redemption Value — (52.5)%		(65,732,699)

Net Assets Applicable to Common Shares — 100.0%		$125,233,147

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$189,806,366

Gross unrealized appreciation	$ 5,187,586
Gross unrealized depreciation	(5,073,171)

Net unrealized appreciation	$ 114,415

(a) MBIA Insured.
(b) FSA Insured.
(c) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g) Radian Insured.
(h) Assured Guaranty Insured.
(i) XL Capital Insured.
(j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k) CIFG Insured.

(l) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purpos-
es of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New Jersey Municipal Money Fund	709,508	$9,451

(n) Represents the current yield as of report date.

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments July 31, 2008 BlackRock MuniYield Pennsylvania Insured Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Pennsylvania — 122.7%

Allegheny County, Pennsylvania, GO, Series C-60,
5%, 11/01/32 (a)	$ 4,650	$ 4,666,740

Allegheny County, Pennsylvania, Hospital Development
Authority, Health Center Revenue Bonds (University
of Pittsburgh Medical Center Health System),
Series B, 6%, 7/01/26 (b)	2,000	2,278,360

Allegheny County, Pennsylvania, Residential Finance
Authority, S/F Mortgage Revenue Bonds, AMT,
Series TT, 5%, 5/01/35 (c)	955	821,692

Allegheny County, Pennsylvania, Sanitation Authority,
Sewer Revenue Refunding Bonds, Series A,
5%, 12/01/30 (b)	5,000	4,874,900

Chambersburg, Pennsylvania, Area School District,
GO (d):
5.25%, 3/01/26	2,115	2,161,297
5.25%, 3/01/27	2,500	2,548,725
5.25%, 3/01/29	4,000	4,061,240

Connellsville, Pennsylvania, Area School District, GO,
Series B, 5%, 11/15/37 (a)	1,000	999,920

Delaware County, Pennsylvania, IDA Revenue Bonds
(Pennsylvania Suburban Water Company Project),
AMT, Series A, 5.15%, 9/01/32 (e)	5,500	5,041,520

Delaware County, Pennsylvania, IDA, Water Facilities
Revenue Refunding Bonds (Aqua Pennsylvania, Inc.
Project), AMT, Series B, 5%, 11/01/36 (d)	4,770	4,230,420

Delaware Valley Regional Finance Authority,
Pennsylvania, Local Government Revenue Bonds,
5.75%, 7/01/32	1,500	1,678,380

East Stroudsburg, Pennsylvania, Area School
District, GO, Series A, 7.75%, 9/01/27 (d)	2,000	2,378,480

Erie County, Pennsylvania, Convention Center
Authority, Convention Center Hotel Revenue Bonds,
5%, 1/15/36 (d)	8,850	8,505,027

Gettysburg, Pennsylvania, Municipal Authority, College
Revenue Refunding Bonds, 5%, 8/15/23 (b)	4,000	4,012,760

Lehigh County, Pennsylvania, General Purpose
Authority, Hospital Revenue Bonds (Lehigh Valley
Health Network) (a):
Series A, 5%, 7/01/33	7,995	7,871,477
Series B, 5%, 7/01/35	2,500	2,467,125

Monroe County, Pennsylvania, Hospital Authority
Revenue Refunding Bonds (Pocono Medical
Center), 5.125%, 1/01/37	1,265	1,105,534

Montgomery County, Pennsylvania, IDA, Water
Facilities Revenue Bonds (Aqua Pennsylvania, Inc.
Project), Series A, 5.25%, 7/01/42	1,800	1,679,940

North Allegheny, Pennsylvania, School District, GO,
Series C, 5.25%, 5/01/27 (a)	2,675	2,745,460

	Par
Municipal Bonds	(000)	Value

Pennsylvania (continued)

Northampton Borough, Pennsylvania, Municipal
Authority, Water Revenue Bonds, 5%, 5/15/34 (b)	$ 935	$ 921,601

Northeastern York School District, Pennsylvania, GO,
Series B, 5%, 4/01/32 (d)	1,585	1,542,015

Northumberland County, Pennsylvania, IDA,
Water Facilities Revenue Refunding Bonds
(Aqua Pennsylvania Inc. Project), AMT,
5.05%, 10/01/39 (d)	6,000	5,318,940

Pennsylvania Economic Development Financing
Authority, Solid Waste Disposal Revenue Bonds
(Waste Management Inc. Project), AMT, Series A,
5.10%, 10/01/27	1,200	961,080

Pennsylvania HFA, Revenue Bonds, DRIVERS,
AMT, Series 1248Z, 7.327%, 10/01/09 (b)(f)	2,500	2,391,100

Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 96A, 4.70%, 10/01/37	3,000	2,386,770

Pennsylvania State Higher Educational Facilities
Authority Revenue Bonds:
(Drexel University), Series A, 5%, 5/01/37 (b)	5,000	4,902,450
(UPMC Health System), Series A, 6%, 1/15/22	3,000	3,178,470
(York College of Pennsylvania Project),
Series EE1, 5%, 11/01/33 (g)	1,000	966,520

Pennsylvania State Higher Educational Facilities
Authority, State System Revenue Bonds,
Series AE, 4.75%, 6/15/32 (b)	8,845	8,361,532

Pennsylvania State, IDA, EDR, Refunding,
5.50%, 7/01/20 (e)	7,000	7,401,310

Pennsylvania State Public School Building Authority,
School and Capital Appreciation Revenue Bonds
(Corry Area School District) (a)(h):
4.85%, 12/15/22	1,980	957,172
4.87%, 12/15/23	1,980	901,949
4.89%, 12/15/24	1,980	850,568
4.92%, 12/15/25	1,980	803,009

Pennsylvania State Turnpike Commission, Oil
Franchise Tax Revenue Bonds, Series C,
5%, 12/01/32 (b)	13,600	13,523,296

Pennsylvania State Turnpike Commission, Turnpike
Revenue Bonds, Series A, 5.50%, 12/01/31 (e)	7,800	8,055,918

Philadelphia, Pennsylvania, Authority for Industrial
Development, Airport Revenue Refunding Bonds
(Philadelphia Airport System Project), AMT,
Series A (d):
5.50%, 7/01/17	4,000	3,992,840
5.50%, 7/01/18	3,655	3,623,165

Philadelphia, Pennsylvania, Authority for Industrial
Development, Lease Revenue Bonds, Series B,
5.50%, 10/01/11 (a)(i)	7,680	8,359,526

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

19

Schedule of Investments (continued) BlackRock MuniYield Pennsylvania Insured Fund

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Pennsylvania (concluded)

Philadelphia, Pennsylvania, GO, Refunding, Series A,
5.25%, 12/15/32 (a)	$ 7,000	$ 7,005,110

Philadelphia, Pennsylvania, Gas Works Revenue
Bonds, 1998 General Ordinance, 4th Series,
5%, 8/01/32 (a)	10,000	9,848,900

Philadelphia, Pennsylvania, Hospitals and Higher
Education Facilities Authority, Hospital Revenue
Refunding Bonds (Presbyterian Medical Center),
6.65%, 12/01/19 (j)	3,000	3,563,610

Philadelphia, Pennsylvania, Housing Authority
Revenue Bonds (Capital Fund Program), Series A,
5.50%, 12/01/18 (a)	3,000	3,197,820

Philadelphia, Pennsylvania, Qualified Redevelopment
Authority Revenue Bonds, AMT, Series B,
5%, 4/15/27 (d)	4,645	4,288,589

Philadelphia, Pennsylvania, Redevelopment Authority
Revenue Bonds (Neighborhood Transformation),
Series A, 5.50%, 4/15/22 (d)	1,750	1,765,575

Philadelphia, Pennsylvania, School District, GO,
Series B, 5.625%, 8/01/12 (d)(i)	10,000	11,014,200

Philadelphia, Pennsylvania, Water and Wastewater
Revenue Bonds, Series A, 5%, 7/01/27 (a)	3,000	3,040,140

Reading, Pennsylvania, Area Water Authority, Water
Revenue Bonds, 5%, 12/01/27 (a)	2,680	2,702,673

Reading, Pennsylvania, School District, GO,
5%, 1/15/29 (a)	6,000	6,059,340

Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Refunding Bonds (Guthrie Healthcare
System), Series A, 5.875%, 12/01/31	590	596,000

Shaler Area School District, Pennsylvania, Capital
Appreciation, GO, 4.765%, 9/01/30 (g)(h)	6,145	1,734,795

Southcentral General Authority, Pennsylvania,
Revenue Bonds (York College of Pennsylvania
Project), 5%, 5/01/37 (g)	2,000	1,917,480

York, Pennsylvania, City School District, GO, Series A,
5.25%, 6/01/22 (g)	1,040	1,058,282

		201,320,742

Guam — 1.4%

A.B. Won Guam International Airport Authority,
General Revenue Refunding Bonds, AMT, Series C,
5%, 10/01/23 (b)	2,500	2,333,325

Total Municipal Bonds — 124.1%		203,654,067

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (k)	(000)	Value

Pennsylvania

East Stroudsburg, Pennsylvania, Area School District,
GO, Refunding, 5%, 9/01/25 (a)	$ 7,000	$ 7,163,940

Pennsylvania State Public School Building Authority,
Lease Revenue Refunding Bonds, Series 2888Z,
5%, 6/01/26 (a)(f)	19,025	19,387,421

Pennsylvania State Public School Building Authority,
School Lease Revenue Bonds (The School District
of Philadelphia Project), 5.25%, 6/01/27 (a)(i)	15,000	16,371,150

Philadelphia, Pennsylvania, Airport Revenue Bonds,
AMT, Series A, 5%, 6/15/37 (a)	7,500	6,869,025

Scranton, Pennsylvania, School District, GO, Series A,
5%, 7/01/38 (a)	9,996	9,980,204

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 36.4%		59,771,740

Total Long-Term Investments
(Cost — $268,527,018) — 160.5%		263,425,807

Short-Term Securities	Shares

CMA Pennsylvania Municipal Money Fund,
1.68% (l)(m)	12,061,162	12,061,162

Total Short-Term Securities
(Cost — $12,061,162) — 7.4%		12,061,162

Total Investments (Cost — $280,588,180*) — 167.9%		275,486,969
Other Assets Less Liabilities — 1.2%		2,003,114
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (21.9)%		(35,946,120)
Preferred Shares, at Redemption Value — (47.2)%		(77,424,791)

Net Assets Applicable to Common Shares — 100.0%		$164,119,172

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$245,196,407

Gross unrealized appreciation	$ 4,336,850
Gross unrealized depreciation	(9,887,194)

Net unrealized depreciation	$ (5,550,344)

(a) FSA Insured.
(b) MBIA Insured.
(c) FNMA/GNMA Collateralized.
(d) FGIC Insured.
(e) AMBAC Insured.
(f) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(g) XL Capital Insured.
(h) Represents a zero-coupon bond. Rate shown is the effective yield at the time of purchase.
(i) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield Pennsylvania Insured Fund

(j) Security is collateralized by municipal or U.S. Treasury Obligations.
(k) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securi-
ties serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Pennsylvania Municipal Money Fund	11,974,900	$79,019

(m) Represents the current yield as of report date.
• Forward interest rate swaps outstanding as of July 31,2008 were as follows:

	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)

Pay a fixed rate of 3.389% and receive
a floating rate based on 1-week
SIFMA Municipal Swap Index rate
Broker, JPMorgan Chase
Expires August 2018	$14,250	$ 28,414
Pay a fixed rate of 3.978% and receive
a floating rate based on 1-week
SIFMA Municipal Swap Index rate
Broker, JPMorgan Chase
Expires October 2028	$10,750	(255,452)

Total		$(227,038)

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

21

Statements of Assets and Liabilities

	BlackRock	BlackRock	BlackRock	BlackRock
	MuniYield	MuniYield	MuniYield	MuniYield
	Florida	Michigan	New Jersey	Pennsylvania
July 31, 2008	Insured Fund	Insured Fund, Inc.	Insured Fund, Inc.	Insured Fund

Assets

Investments at value — unaffiliated[1]	$184,724,424	$440,575,183	$199,079,160	$263,425,807
Investments at value — affiliated[2]	12,412,044	4,567,533	798,701	12,061,162
Unrealized appreciation on forward interest rate swaps	—	—	—	28,414
Cash	2,817	73,701	64,915	64,244
Interest receivable	2,556,964	5,546,982	1,650,395	2,971,787
Investments sold receivable	70,000	—	—	—
Prepaid expenses	6,803	15,757	7,880	9,842

Total assets	199,773,052	450,779,156	201,601,051	278,561,256

Accrued Liabilities

Unrealized depreciation on forward interest rate swaps	—	—	—	255,452
Investments purchased payable	4,990,171	3,861,560	—	—
Income dividends payable — Common Shares	452,172	983,140	475,313	608,470
Investment advisory fees payable	80,127	188,143	85,433	114,770
Interest expense and fees payable	111,578	167,047	33,347	105,214
Other affiliates payable	1,762	4,037	1,774	2,753
Officer’s and Directors’/Trustees’ fees payable	294	667	378	427
Other accrued expenses payable	70,750	125,931	81,880	89,301

Total accrued liabilities	5,706,854	5,330,525	678,125	1,176,387

Other Liabilities

Trust certificates[3]	18,350,484	42,955,691	9,957,080	35,840,906

Total Liabilities	24,057,338	48,286,216	10,635,205	37,017,293

Preferred Shares at Redemption Value

Preferred Shares, at $25,000 per share liquidation preference[4,5]	62,266,457	144,686,735	65,732,699	77,424,791

Net Assets Applicable to Common Shares

Net Assets Applicable to Common Shares	$113,449,257	$257,806,205	$125,233,147	$164,119,172

Net Assets Applicable to Common Shareholders Consist of

Common Shares, par value $0.10 per share[6]	$ 845,181	$ 1,820,630	$ 880,210	$ 1,148,057
Paid-in capital in excess of par	117,070,606	262,101,745	123,256,564	169,088,427
Undistributed net investment income	373,391	825,729	1,253,004	559,654
Accumulated net realized loss	(3,068,696)	(9,858,749)	(500,469)	(1,348,717)
Net unrealized appreciation/depreciation	(1,771,225)	2,916,850	343,838	(5,328,249)

Net Assets Applicable to Common Shareholders	$113,449,257	$257,806,205	$125,233,147	$164,119,172

Net asset value per share of Common Shares	$ 13.42	$ 14.16	$ 14.23	$ 14.30

[1] Investments at cost — unaffiliated	$186,495,649	$437,658,333	$198,735,322	$268,527,018

[2] Investments at cost — affiliated	$ 12,412,044	$ 4,567,533	$ 798,701	$ 12,061,162

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares issued and outstanding:
Series A, par value of $0.05 per share	2,075	1,753	2,002	1,214

Series B, par value of $0.05 per share	415	1,753	—	1,457

Series B, par value of $0.10 per share	—	—	626	—

Series C, par value of $0.05 per share	—	1,403	—	425

Series D, par value of $0.10 per share	—	877	—	—

[5] Preferred Shares authorized	1,000,000	6,600	2,940	1,000,000

[6] Common Shares issued and outstanding	8,451,814	18,206,301	8,802,099	11,480,567

See Notes to Financial Statements.

22 ANNUAL REPORT

JULY 31, 2008

Statements of Operations

	BlackRock MuniYield		BlackRock MuniYield
	Florida Insured Fund		Michigan Insured Fund, Inc.

	Period November 1,	Year Ended	Period November 1,	Year Ended
	2007 to July 31,	October 31,	2007 to July 31,	October 31,
	2008	2007	2008	2007

Investment Income

Interest	$ 7,225,699	$ 9,842,341	$ 15,442,040	$ 23,346,555
Income from affiliates	90,469	95,766	170,765	137,587

Total income	7,316,168	9,938,107	15,612,805	23,484,142

Expenses

Investment advisory	721,142	977,034	1,644,505	2,207,154
Commission for Preferred Shares	134,732	182,703	309,916	420,888
Professional	76,183	77,267	129,177	87,582
Accounting services	61,320	88,703	106,061	151,893
Transfer agent	14,536	45,819	24,772	76,347
Printing	14,542	20,811	32,330	44,959
Officer and Directors/Trustees	9,469	22,093	21,423	22,323
Custodian	9,182	12,090	18,158	24,464
Registration	8,811	9,436	8,811	9,436
Miscellaneous	40,929	55,516	67,906	79,779

Total expenses excluding interest expense and fees	1,090,846	1,491,472	2,363,059	3,124,825
Interest expense and fees[1]	278,641	405,590	561,946	1,172,910

Total expenses	1,369,487	1,897,062	2,925,005	4,297,735
Less fees waived by advisor	(21,120)	(15,883)	(43,472)	(22,170)

Total expenses after waiver	1,348,367	1,881,179	2,881,533	4,275,565

Net investment income	5,967,801	8,056,928	12,731,272	19,208,577

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(181,617)	286,303	(1,246,561)	1,663,620
Swaps	(191,322)	(109,389)	—	(93,463)

	(372,939)	176,914	(1,246,561)	1,570,157

Net change in unrealized appreciation/depreciation on:
Investments	(7,823,283)	(4,471,390)	(13,574,409)	(9,861,159)
Swaps	66,960	122,801	—	139,794

	(7,756,323)	(4,348,589)	(13,574,409)	(9,721,365)

Total realized and unrealized loss	(8,129,262)	(4,171,675)	(14,820,970)	(8,151,208)

Dividends to Preferred Shareholders From

Net investment income	(1,872,136)	(2,631,621)	(4,212,108)	(5,850,606)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders
Resulting from Operations	$ (4,033,597)	$ 1,253,632	$ (6,301,806)	$ 5,206,763

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

23

Statements of Operations (concluded)

	BlackRock MuniYield		BlackRock MuniYield
	New Jersey Insured Fund, Inc.		Pennsylvania Insured Fund

	Period November 1,	Year Ended	Period November 1,	Year Ended
	2007 to July 31,	October 31,	2007 to July 31,	October 31,
	2008	2007	2008	2007

Investment Income

Interest	$ 7,262,083	$ 10,198,947	$ 10,099,053	$ 14,693,124
Income from affiliates	9,451	29,087	79,019	20,208

Total income	7,271,534	10,228,034	10,178,072	14,713,332

Expenses

Investment advisory	761,003	1,034,003	1,039,188	1,412,279
Commission for Preferred Shares	137,589	186,372	187,062	261,134
Professional	84,671	76,081	94,948	79,762
Accounting services	62,912	91,671	63,830	95,961
Transfer agent	15,427	47,721	21,448	56,203
Printing	15,290	22,064	21,382	28,852
Officer and Directors/Trustees	10,435	22,104	13,764	22,175
Custodian	8,789	13,745	13,246	19,074
Registration	8,811	9,435	8,811	9,436
Miscellaneous	49,863	56,982	56,076	60,732

Total expenses excluding interest expense and fees	1,154,790	1,560,178	1,519,755	2,045,608
Interest expense and fees[1]	63,160	268,042	474,503	1,055,463

Total expenses	1,217,950	1,828,220	1,994,258	3,101,071
Less fees waived by advisor	(2,637)	(4,167)	(24,132)	(3,253)
Less fees paid indirectly	—	—	(28)	—

Total expenses after waiver and fees paid indirectly	1,215,313	1,824,053	1,970,098	3,097,818

Net investment income	6,056,221	8,403,981	8,207,974	11,615,514

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(7,701)	588,462	1,905,522	2,680,909
Futures and swaps	(10,031)	—	(2,217,824)	(343,664)

	(17,732)	588,462	(312,302)	2,337,245

Net change in unrealized appreciation/depreciation on:
Investments	(6,708,329)	(4,321,927)	(13,613,414)	(7,389,915)
Swaps	—	—	306,825	390,911

	(6,708,329)	(4,321,927)	(13,306,589)	(6,999,004)

Total realized and unrealized loss	(6,726,061)	(3,733,465)	(13,618,891)	(4,661,759)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(1,835,167)	(2,420,847)	(2,559,463)	(3,638,710)
Net realized gain	(42,392)	(23,780)	—	—

Total dividends and distributions to Preferred Shareholders	(1,877,559)	(2,444,627)	(2,559,463)	(3,638,710)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders
Resulting from Operations	$ (2,547,399)	$ 2,225,889	$ (7,970,380)	$ 3,315,045

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

24 ANNUAL REPORT

JULY 31, 2008

Statements of Changes in Net Assets	BlackRock MuniYield Florida Insured Fund
	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 5,967,801	$ 8,056,928	$ 8,162,555
Net realized gain (loss)	(372,939)	176,914	48,897
Net change in unrealized appreciation/depreciation	(7,756,323)	(4,348,589)	2,043,553
Dividends to Preferred Shareholders from net investment income	(1,872,136)	(2,631,621)	(2,323,697)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(4,033,597)	1,253,632	7,931,308

Dividends to Common Shareholders From

Net investment income	(4,090,678)	(5,721,878)	(6,338,731)

Capital Share Transactions

Reinvestment of common dividends	—	—	27,237

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(8,124,275)	(4,468,246)	1,619,814
Beginning of period	121,573,532	126,041,778	124,421,964

End of period	$ 113,449,257	$ 121,573,532	$ 126,041,778

End of period undistributed net investment income	$ 373,391	$ 339,357	$ 635,928

	BlackRock MuniYield Michigan Insured Fund, Inc.
	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 12,731,272	$ 19,208,577	$ 18,947,795
Net realized gain (loss)	(1,246,561)	1,570,157	766,219
Net change in unrealized appreciation/depreciation	(13,574,409)	(9,721,365)	3,191,112
Dividends to Preferred Shareholders from net investment income	(4,212,108)	(5,850,606)	(5,190,018)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,301,806)	5,206,763	17,715,108

Dividends to Common Shareholders From

Net investment income	(9,485,483)	(12,962,886)	(15,230,229)

Capital Share Transactions

Reinvestment of common dividends	—	—	614,402

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(15,787,289)	(7,756,123)	3,099,281
Beginning of period	273,593,494	281,349,617	278,250,336

End of period	$ 257,806,205	$ 273,593,494	$ 281,349,617

End of period undistributed net investment income	$ 825,729	$ 1,796,256	$ 1,401,171

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

25

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Insured Fund, Inc.

	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 6,056,221	$ 8,403,981	$ 8,577,480
Net realized gain (loss)	(17,732)	588,462	982,663
Net change in unrealized appreciation/depreciation	(6,708,329)	(4,321,927)	2,138,341
Dividends to Preferred Shareholders from:
Net investment income	(1,835,167)	(2,420,847)	(2,163,956)
Net realized gain	(42,392)	(23,780)	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,547,399)	2,225,889	9,534,528

Dividends and Distributions to Common Shareholders From

Net investment income	(4,289,500)	(5,747,771)	(6,390,415)
Net realized gain	(103,918)	(70,742)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(4,393,418)	(5,818,513)	(6,390,415)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(6,940,817)	(3,592,624)	3,144,113
Beginning of period	132,173,964	135,766,588	132,622,475

End of period	$ 125,233,147	$ 132,173,964	$ 135,766,588

End of period undistributed net investment income	$ 1,253,004	$ 1,307,514	$ 1,086,101

	BlackRock MuniYield Pennsylvania Insured Fund

	Period
	November 1, 2007	Year Ended October 31,
Increase (Decrease) in Net Assets:	to July 31, 2008	2007	2006

Operations

Net investment income	$ 8,207,974	$ 11,615,514	$ 11,618,794
Net realized gain (loss)	(312,302)	2,337,245	34,726
Net change in unrealized appreciation/depreciation	(13,306,589)	(6,999,004)	4,128,137
Dividends to Preferred Shareholders from net investment income	(2,559,463)	(3,638,710)	(3,155,383)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,970,380)	3,315,045	12,626,274

Dividends to Common Shareholders From

Net investment income	(5,717,322)	(7,910,111)	(8,977,803)

Capital Share Transactions

Underwriting discounts and offering costs relating to the issuance of Preferred Shares	—	—	(17,729)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shares	(13,687,702)	(4,595,066)	3,630,742
Beginning of period	177,806,874	182,401,940	178,771,198

End of period	$ 164,119,172	$ 177,806,874	$ 182,401,940

End of period undistributed net investment income	$ 559,654	$ 677,381	$ 650,149

See Notes to Financial Statements.

26 ANNUAL REPORT

JULY 31, 2008

Financial Highlights				BlackRock MuniYield Florida Insured Fund

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 14.38	$ 14.91	$ 14.72	$ 15.22	$ 15.04	$ 15.04

Net investment income[1]	0.71	0.95	0.97	0.98	0.98	1.05
Net realized and unrealized gain (loss)	(0.97)	(0.49)	0.24	(0.38)	0.20	(0.06)
Dividends to Preferred Shareholders from net investment income	(0.22)	(0.31)	(0.27)	(0.17)	(0.07)	(0.07)

Net increase (decrease) from investment operations	(0.48)	0.15	0.94	0.43	1.11	0.92

Dividends to Common Shareholders from net investment income	(0.48)	(0.68)	(0.75)	(0.90)	(0.93)	(0.92)

Capital charges with respect to the issuance of Preferred Shares	—	—	—	(0.03)	—	—

Net asset value, end of period	$ 13.42	$ 14.38	$ 14.91	$ 14.72	$ 15.22	$ 15.04

Market price, end of period	$ 11.75	$ 12.74	$ 14.21	$ 14.18	$ 14.98	$ 14.18

Total Investment Return[2]

Based on net asset value	(2.97)%[3]	1.39%	6.87%	2.72%	7.98%	6.45%

Based on market price	(4.11)%[3]	(5.75)%	5.73%	0.54%	12.73%	5.56%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[4,5]	1.18%[6]	1.20%	1.17%	1.20%	1.09%	1.08%

Total expenses after waiver[5]	1.49%[6]	1.52%	1.45%	1.38%	1.27%	1.25%

Total expenses[5]	1.51%[6]	1.54%	1.46%	1.38%	1.28%	1.25%

Net investment income[5]	6.60%[6]	6.53%	6.58%	6.50%	6.54%	6.86%

Dividends to Preferred Shareholders	2.07%[6]	2.13%	1.87%	1.13%	0.48%	0.47%

Net investment income to Common Shareholders	4.53%[6]	4.40%	4.71%	5.37%	6.06%	6.39%

Supplemental Data

Net assets applicable to Common Shares,
end of period (000)	$ 113,449	$ 121,574	$ 126,042	$ 124,422	$ 128,455	$ 126,915

Preferred Shares outstanding at liquidation preference,
end of period (000)	$ 62,250	$ 72,000	$ 72,000	$ 72,000	$ 60,000	$ 60,000

Portfolio turnover	21%	26%	34%	52%	28%	40%

Asset coverage end of period per $1,000	$ 2,822	$ 2,689	$ 2,751	$ 2,728	$ 3,141	$ 3,115

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

27

Financial Highlights			BlackRock MuniYield Michigan Insured Fund, Inc.

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$ 15.03	$ 15.45	$ 15.32	$ 15.96	$ 15.94	$ 15.74

Net investment income[1]	0.70	1.06	1.04	1.08	1.06	1.10
Net realized and unrealized gain (loss)	(0.82)	(0.45)	0.22	(0.54)	0.03	0.15
Dividends to Preferred Shareholders from net investment income	(0.23)	(0.32)	(0.29)	(0.18)	(0.07)	(0.07)

Net increase (decrease) from investment operations	(0.35)	(0.29)	0.97	0.36	1.02	1.18

Dividends to Common Shareholders from net investment income	(0.52)	(0.71)	(0.84)	(0.98)	(1.00)	(0.98)

Capital charges with respect to the issuance of Preferred Shares	—	—	—	(0.02)	—	—

Net asset value, end of period	$ 14.16	$ 15.03	$ 15.45	$ 15.32	$ 15.96	$ 15.94

Market price, end of period	$ 12.30	$ 13.40	$ 14.67	$ 15.31	$ 15.37	$ 14.69

Total Investment Return[2]

Based on net asset value	(2.02)%[3]	2.30%	6.64%	2.24%	7.04%	8.26%

Based on market price	(4.54)%[3]	(3.95)%	1.32%	6.10%	11.85%	12.57%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[4,5]	1.13%[6]	1.12%	1.11%	1.10%	1.00%	1.01%

Total expenses after waiver[5]	1.40%[6]	1.55%	1.61%	1.42%	1.19%	1.20%

Total expenses[5]	1.42%[6]	1.55%	1.62%	1.42%	1.22%	1.21%

Net investment income[5]	6.19%[6]	6.95%	6.84%	6.84%	6.69%	6.83%

Dividends to Preferred Shareholders	2.05%[6]	2.12%	1.87%	1.13%	0.46%	0.45%

Net investment income to Common Shareholders	4.14%[6]	4.83%	4.97%	5.71%	6.23%	6.38%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 257,806	$ 273,593	$ 281,350	$ 278,250	$ 289,695	$ 289,364

Preferred Shares outstanding at liquidation preference, end of
period (000)	$ 144,650	$ 165,000	$ 165,000	$ 165,000	$ 140,000	$ 140,000

Portfolio turnover	21%	10%	15%	25%	32%	29%

Asset coverage end of period per $1,000	$ 2,782	$ 2,658	$ 2,705	$ 2,686	$ 3,069	$ 3,067

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

See Notes to Financial Statements.

28 ANNUAL REPORT

JULY 31, 2008

Financial Highlights			BlackRock MuniYield New Jersey Insured Fund, Inc.

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$ 15.02	$ 15.42	$ 15.07	$ 15.46	$ 15.25	$ 15.14

Net investment income[1]	0.69	0.96	0.97	0.96	1.03	1.06
Net realized and unrealized gain (loss)	(0.76)	(0.42)	0.36	(0.27)	0.21	0.06
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.21)	(0.28)	(0.25)	(0.16)	(0.06)	(0.06)
Net realized gain	(0.01)	—[2]	—	—	—	—[2]

Net increase (decrease) from investment operations	(0.29)	0.26	1.08	0.53	1.18	1.06

Dividends and distributions to Common Shareholders from:
Net investment income	(0.49)	(0.65)	(0.73)	(0.92)	(0.94)	(0.94)
Net realized gain	(0.01)	(0.01)	—	—	—	(0.01)

Total dividends and distributions to Common Shareholders	(0.50)	(0.66)	(0.73)	(0.92)	(0.94)	(0.95)

Capital charges with respect to the issuance of Preferred Shares	—	—	—	—[3]	(0.03)	—

Net asset value, end of period	$ 14.23	$ 15.02	$ 15.42	$ 15.07	$ 15.46	$ 15.25

Market price, end of period	$ 12.81	$ 13.70	$ 14.96	$ 14.65	$ 15.16	$ 14.39

Total Investment Return[4]

Based on net asset value	(1.67)%[5]	2.00%	7.50%	3.49%	7.99%	7.24%

Based on market price	(2.95)%[5]	(4.10)%	7.28%	2.60%	12.23%	6.02%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and excluding interest expense and fees[6,7]	1.18%[8]	1.17%	1.15%	1.16%	1.06%	1.03%

Total expenses after waiver[7]	1.24%[8]	1.37%	1.59%	1.52%	1.33%	1.29%

Total expenses[7]	1.24%[8]	1.37%	1.59%	1.52%	1.35%	1.30%

Net investment income[7]	6.18%[8]	6.30%	6.46%	6.21%	6.79%	6.89%

Dividends to Preferred Shareholders	1.87%[8]	1.81%	1.63%	1.03%	0.42%	0.38%

Net investment income to Common Shareholders	4.31%[8]	4.49%	4.83%	5.18%	6.37%	6.51%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 125,233	$ 132,174	$ 135,767	$ 132,622	$ 135,370	$ 133,240

Preferred Shares outstanding at liquidation preference, end of
period (000)	$ 65,700	$ 73,500	$ 73,500	$ 73,500	$ 73,500	$ 56,000

Portfolio turnover	13%	23%	11%	29%	16%	21%

Asset coverage end of period per $1,000	$ 2,906	$ 2,798	$ 2,847	$ 2,804	$ 2,842	$ 3,379

[1]	Based on average shares outstanding.

[2]	Amount is less than ($0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Do not reflect the effect of dividends to Preferred Shareholders.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

29

Financial Highlights			BlackRock MuniYield Pennsylvania Insured Fund

	Period
	November 1, 2007		Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$ 15.49	$ 15.89	$ 15.57	$ 16.04	$ 15.56	$ 15.34

Net investment income[1]	0.71	1.01	1.01	1.05	1.08	1.11
Net realized and unrealized gain (loss)	(1.18)	(0.40)	0.36	(0.35)	0.48	0.16
Dividends to Preferred Shareholders from net investment income	(0.22)	(0.32)	(0.27)	(0.19)	(0.08)	(0.07)

Net increase (decrease) from investment operations	(0.69)	0.29	1.10	0.51	1.48	1.20

Dividends to Common Shareholders from net investment income	(0.50)	(0.69)	(0.78)	(0.96)	(1.00)	(0.98)

Capital charges with respect to the issuance of Preferred Shares	—	—	—[2]	(0.02)	—	—

Net asset value, end of period	$ 14.30	$ 15.49	$ 15.89	$ 15.57	$ 16.04	$ 15.56

Market price, end of period	$ 12.43	$ 13.67	$ 14.60	$ 14.91	$ 15.61	$ 14.81

Total Investment Return[3]

Based on net asset value	(4.18)%[4]	2.19%	7.52%	3.16%	10.15%	8.33%

Based on market price	(5.62)%[4]	(1.85)%	3.16%	1.51%	12.63%	10.07%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and fees paid indirectly and excluding
interest expense and fees[5,6]	1.13%[7]	1.13%	1.13%	1.13%	1.05%	1.07%

Total expenses after waiver and fees paid indirectly[6]	1.48%[7]	1.72%	1.69%	1.69%	1.32%	1.29%

Total expenses after waiver and before fees paid indirectly[6]	1.48%[7]	1.72%	1.69%	1.69%	1.32%	1.29%

Total expenses[6]	1.50%[7]	1.72%	1.70%	1.70%	1.33%	1.30%

Net investment income[6]	6.18%[7]	6.44%	6.49%	6.56%	6.89%	7.08%

Dividends to Preferred Shareholders	1.93%[7]	2.02%	1.76%	1.17%	0.51%	0.47%

Net investment income to Common Shareholders	4.25%[7]	4.42%	4.73%	5.39%	6.38%	6.61%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$ 164,119	$ 177,807	$ 182,402	$ 178,771	$ 183,877	$ 178,337

Preferred Shares outstanding at liquidation preference, end of
period (000)	$ 77,400	$ 102,000	$ 102,000	$ 102,000	$ 88,000	$ 88,000

Portfolio turnover	24%	35%	25%	42%	41%	41%

Asset coverage end of period per $1,000	$ 3,120	$ 2,743	$ 2,788	$ 2,753	$ 3,090	$ 3,027

[1]	Based on average shares outstanding.

[2]	Amount is less than ($0.01) per share.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

See Notes to Financial Statements.

30 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield
Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured
Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund
(the “Funds” or individually, as the “Fund”) are registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The
Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds recently changed their fiscal year end to July 31. The Funds determine and make avail-
able for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Trustees or Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market trans-
actions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swaps are valued by quoted fair values received daily by the funds pricing service or through brokers. Short-term securi-
ties are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Fund may purchase or sell finan-
cial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•Forward interest rate swaps — Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses.
When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating fund that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Funds’ Schedules of
Investments and the proceeds from the transaction are reported as a lia-
bility of the Funds.

ANNUAL REPORT

JULY 31, 2008

31

Notes to Financial Statements (continued)

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for the trust certificates were as follows:

	Underlying
	Municipal
	Securities	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates

BlackRock MuniYield
Florida Insured			1.761% –
Fund	$31,674,526	$18,350,484	2.545%
Blackrock MuniYield
Michigan Insured			1.735% –
Fund, Inc	$77,426,605	$42,955,691	2.524%
BlackRock MuniYield
New Jersey Insured			1.739% –
Fund, Inc	$15,994,268	$ 9,957,080	2.084%
BlackRock MuniYield
Pennsylvania			1.719% –
Insured Fund	$59,771,740	$35,840,906	2.610%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate envi-
ronment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs likely will adversely affect each Fund’s investment income and dividends to Common
Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund’s net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments
(e.g., futures and swaps) or certain borrowings, each Fund will, consis-
tent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are record-
ed on the ex-dividend dates. Dividends and distributions to holders of
Preferred Shares are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Funds implemented Financial Accounting
Standards Board (“FASB”) Interpretation No. 48, “Accounting for
Uncertainty in Income Taxes — an interpretation of FASB Statement No.
109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Fund, and has determined that the adop-
tion of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007.
The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of
Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund’s financial statement disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements

32 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Trustees or Directors (“Independent
Trustees or Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent
Trustees or Directors. This has approximately the same economic effect for the Independent Trustees or Directors as if the Independent Trustees
or Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent
Trustees or Directors in order to match their deferred compensation obligations.

Other: Expenses directly related to each Fund are charged to that
Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appro-
priate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and admin-
istration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such ser-

vices, each Fund pays the Advisor a monthly fee at an annual rate of
0.50% of each Fund’s average daily net assets. Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Advisor.

For the period November 1, 2007 to July 31, 2008 and the year ended
October 31, 2007, each Fund reimbursed the Advisor for certain accounting services, which are included in accounting services on the
Statements of Operations. The reimbursements were as follows:

	Period Ended	Year Ended
	7/31/2008	10/31/2007

BlackRock MuniYield Florida
Insured Fund	$2,367	$3,646
BlackRock MuniYield Michigan
Insured Fund, Inc	$5,419	$8,234
BlackRock MuniYield New Jersey
Insured Fund, Inc	$2,423	$3,862
BlackRock MuniYield Pennsylvania
Insured Fund	$3,626	$5,279

Pursuant to the terms of the custody agreement, fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees or directors of each Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2007 to July 31, 2008, were as follows:

	Total	Total
	Purchases	Sales

BlackRock MuniYield Florida
Insured Fund	$40,475,733	$ 50,304,812
BlackRock MuniYield Michigan
Insured Fund, Inc	$94,172,608	$ 96,137,352
BlackRock MuniYield New Jersey
Insured Fund, Inc	$32,866,271	$ 25,247,204
BlackRock MuniYield Pennsylvania
Insured Fund	$67,162,308	$103,529,778

ANNUAL REPORT

JULY 31, 2008

33

Notes to Financial Statements (continued)

4. Capital Share Transactions:

BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield
Pennsylvania Insured Fund are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $0.05 per share. The Funds’ Board is authorized, however, to classify and reclassify any unissued shares of capital shares without approval of the holders of Common Shares.

BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock
MuniYield New Jersey Insured Fund, Inc. are authorized to issue
200,000,000 shares, including Preferred Shares, par value $0.10 per share or $0.05 per share, all of which were initially classified as
Common Shares. The Funds’ Board is authorized, however, to classify any reclassify any unissued shares of capital shares without approval of holders of Common Shares.

Common Shares

BlackRock MuniYield Florida Insured Fund

Shares issued and outstanding during the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007 remained con-
stant. Shares issued and outstanding during the year ended October 31,
2006 increased by 1,851 as a result of dividend reinvestment.

BlackRock MuniYield Michigan Insured Fund, Inc.

Shares issued and outstanding during the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007 remained con-
stant. Shares issued and outstanding during the year ended October 31,
2006 increased by 40,195 as a result of dividend reinvestment.

BlackRock MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October
31, 2006 remained constant.

BlackRock MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October
31, 2006 remained constant.

Preferred Shares

Preferred Shares of the Funds have a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitles their holders to receive cash dividends at an annual rate that may vary for the suc-
cessive dividend periods.

BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield
Pennsylvania Insured Fund have a par value of $0.05 per share.
BlackRock MuniYield Michigan Insured Fund, Inc. has a par value of
$0.05 per share on Series A Shares, Series B Shares and Series C

Shares, and $0.10 per share on Series D Shares. BlackRock MuniYield
New Jersey Insured Fund, Inc. has a par value of $0.05 per share for
Series A Shares and $0.10 per share for Series B Shares. The yields in effect at July 31, 2008 were as follows:

BlackRock
	BlackRock	MuniYield
	MuniYield Florida	Michigan Insured
	Insured Fund	Fund, Inc.

Series A	3.579%[1]	3.503%[1]
Series B	4.215%[2]	3.579%[1]
Series C	—	3.427%[1]
Series D	—	4.354%[2]

	BlackRock	BlackRock
	MuniYield	MuniYield
	New Jersey Insured	Pennsylvania
	Fund, Inc.	Insured Fund

Series A	3.579%[1]	3.579%[1]
Series B	4.132%[2]	3.503%[1]
Series C	—	4.132%[2]

1 The maximum applicable rate on this series of Preferred Shares is the higher of
110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of Preferred Shares is the higher of
110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

	Period Ended	Year Ended
	7/31/2008	10/31/2007

BlackRock MuniYield Florida
Insured Fund	$ 86,890	$115,812
BlackRock MuniYield Michigan
Insured Fund, Inc	$150,895	$186,966
BlackRock MuniYield New Jersey
Insured Fund, Inc	$ 81,336	$105,471
BlackRock MuniYield Pennsylvania
Insured Fund	$112,489	$147,665

On June 2, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock MuniYield	Redemption	Shares	Aggregate
Florida Insured Fund	Date	Redeemed	Principal

Series A	6/24/2008	325	$ 8,125,000
Series B	6/26/2008	65	$ 1,625,000

34 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

BlackRock MuniYield	Redemption	Shares	Aggregate
Michigan Insured Fund, Inc.	Date	Redeemed	Principal

Series A	6/25/2008	247	$ 6,175,000
Series B	6/23/2008	247	$ 6,175,000
Series C	6/26/2008	197	$ 4,925,000
Series D	6/24/2008	123	$ 3,075,000

BlackRock MuniYield	Redemption	Shares	Aggregate
New Jersey Insured Fund, Inc.	Date	Redeemed	Principal

Series A	6/23/2008	238	$ 5,950,000
Series B	6/27/2008	74	$ 1,850,000

BlackRock MuniYield	Redemption	Shares	Aggregate
Pennsylvania Insured Fund	Date	Redeemed	Principal

Series A	6/24/2008	386	$ 9,650,000
Series B	6/25/2008	463	$11,575,000
Series C	6/27/2008	135	$ 3,375,000

The Funds financed the Preferred Shares redemptions with cash received from TOB transactions.

Shares issued and outstanding during the years ended October 31,
2007 and October 31, 2006 remained constant.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the
Preferred Shares fail to clear the auction on an auction date, each
Fund is required to pay the maximum applicable rate on the Preferred
Shares to holders of such shares for successive dividend periods until such time as the stock is successfully auctioned. The maximum applica-
ble rate on Preferred Shares is as footnoted on the above chart. During the period November 1, 2007 to July 31, 2008, the Preferred Shares
of each Fund were successfully auctioned at each auction date until
February 13, 2008. The low, high and average dividend rates on the
Preferred Shares for each Fund for the period November 1, 2007 to
July 31, 2008 were as follows:

BlackRock MuniYield Florida Insured Fund

	Low	High	Average

Series A	2.483%	4.750%	3.433%
Series B	3.200%	5.060%	3.926%

BlackRock MuniYield Michigan Insured Fund, Inc.

	Low	High	Average

Series A	2.535%	4.600%	3.399%
Series B	2.483%	4.508%	3.348%
Series C	2.480%	4.500%	3.369%
Series D	2.575%	5.198%	3.886%

BlackRock MuniYield New Jersey Insured Fund, Inc.

	Low	High	Average

Series A	2.483%	4,508%	3.294%
Series B	2.699%	5.198%	3.799%

BlackRock MuniYield Pennsylvania Insured Fund

	Low	High	Average

Series A	2.483%	4,508%	3.347%
Series B	2.535%	4.356%	3.380%
Series C	2.900%	5.198%	3.881%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from
2.483% to 5.198% . A failed auction is not an event of default for the
Funds but it has a negative impact on the liquidity of the Preferred
Shares. A failed auction occurs when there are more sellers of a fund’s auction rate Preferred Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The
Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in each Fund’s Articles
Supplementary/ Certificate of Designation, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class.
However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees or Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change each Fund’s subclassification as a closed-end investment company or change its fundamental invest-
ment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT

JULY 31, 2008

35

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjust-
ed to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share.

During the current period, $505,802 has been reclassified in BlackRock
MuniYield Florida Insured Fund between paid-in capital in excess of par and accumulated net realized loss, and $29,047 has been reclassi-
fied between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards and amortization methods on fixed income securities.

During the current period, $6,685,590 has been reclassified in BlackRock
MuniYield Michigan Insured Fund, Inc. between paid-in capital in excess of par and accumulated net realized losses, and $4,208 has been reclas-
sified between undistributed net investment income and accumulated net realized losses as a result of permanent differences attributable to expiration of capital loss carryforwards and amortization methods on fixed income securities.

During the current period, $13,936 has been reclassified in BlackRock
MuniYield New Jersey Insured Fund, Inc. between undistributed net invest-
ment income and accumulated net realized loss as a result of permanent differences attributable to the reclassification of distributions.

During the current period, $845,375 has been reclassified in BlackRock
MuniYield Pennsylvania Insured Fund between paid-in capital in excess of par and accumulated net realized loss and $48,916 has been reclassi-
fied between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to expiration of capital loss carryforwards and amortization methods on fixed income securities.

BlackRock MuniYield Florida Insured Fund

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as following:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$5,962,814	$8,353,499	$8,662,428

Total distributions	$5,962,814	$8,353,499	$8,662,428

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$ 321,473
Undistrubuted ordinary net income	108,983

Total undistributed net earnings	430,456
Capital loss carryforward	(2,851,819)*
Net unrealized losses	(2,045,167)**

Total accumulated net losses	$ (4,466,530)

* On July 31, 2008, the Fund had a capital loss carryforward of $2,851,819, of which $2,081,725 expires in 2012 and $770,094 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax treatment of residual inter-
ests in tender option bond trusts.

BlackRock MuniYield Michigan Insured Fund, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as follows:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$13,697,591	$18,813,492	$20,420,247

Total distributions	$13,697,591	$18,813,492	$20,420,247

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$ 719,029
Capital loss carryforward	(6,838,200)*
Net unrealized gains	3,001**

Total accumulated net losses	$ (6,116,170)

* On July 31, 2008, the Fund had a capital loss carryforward of $6,838,200, of which $1,124,652 expires in 2010, $3,953,220 expires in 2012 and
$1,760,328 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield New Jersey Insured Fund, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as follows:

36 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$6,108,209	$8,168,618	$8,554,371
Ordinary income	16,458	53,500	—
Long-term capital gain	146,310	41,022	—

Total distributions	$6,270,977	$8,263,140	$8,554,371

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt net income	$ 987,246
Undistributed long-term net capital gains	331,517

Total undistributed net earnings	1,318,763
Net unrealized losses	(222,390)*

Total accumulated net earnings	$ 1,096,373

* The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield Pennsylvania Insured Fund

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and the years ended October 31, 2007 and
October 31, 2006 was as follows:

	11/01/07–
	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$8,276,785	$11,548,821	$12,133,186

Total distributions	$8,276,785	$11,548,821	$12,133,186

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$ 311,679
Net unrealized losses	(6,428,991)*

Total accumulated net losses	$ (6,117,312)

* The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk: Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Restatement Information (For BlackRock MuniYield
Michigan Insured Fund, Inc.):

Subsequent to the initial issuance of BlackRock MuniYield Michigan
Insured Fund, Inc. October 31, 2006 financial statements, the Fund determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended October 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Financial Highlights for BlackRock MuniYield Michigan Insured Fund, Inc. Years Ended October 31, 2005, 2004 and 2003

	2005		2004		2003

	Previously		Previously		Previously
	Reported	Restated Reported		Restated Reported		Restated

Total expenses,
after waiver[5]	1.10%	1.42%	1.00%	1.19%	1.01%	1.20%
Total expenses[5]	1.10%	1.42%	1.02%	1.22%	1.03%	1.21%
Portfolio turnover	30.16%	25%	36.63%	32%	33.39%	29%

5 Do not reflect the effect of dividends to Preferred Shareholders.

8. Subsequent Events:

BlackRock MuniYield Florida Insured Fund

The Fund paid a net investment income dividend to holders of Common
Shares in the amount of $0.0535 per share on September 2, 2008 to shareholders of record on August 15, 2008.

The dividends declared on Preferred Shares for the period August 1,
2008 to August 31, 2008 were as follows:

Series A	$133,006
Series B	$ 33,537

BlackRock MuniYield Michigan Insured Fund, Inc.

The Fund paid a net investment income dividend to holders of Common
Shares in the amount of $0.054 per share on September 2, 2008 to shareholders of record on August 15, 2008.

ANNUAL REPORT

JULY 31, 2008

37

Notes to Financial Statements (concluded) The dividends declared on Preferred Shares for the period August 1, 2008 to August 31, 2008 were as follows:

Series A	$109,965
Series B	$111,347
Series C	$ 87,266
Series D	$ 72,143

BlackRock MuniYield New Jersey Insured Fund, Inc.

The Fund paid a net investment income dividend to holders of Common
Shares in the amount of $0.054 per share on September 2, 2008 to shareholders of record on August 15, 2008.

The dividends declared on Preferred Shares for the period August 1, 2008 to August 31, 2008 were as follows:

Series A	$127,163
Series B	$ 50,285

BlackRock MuniYield Pennsylvania Insured Fund

The Fund paid a net investment income dividend to holders of Common
Shares in the amount of $0.053 per share on September 2, 2008 to shareholders of record on August 15, 2008.

The dividends declared on Preferred Shares for the period August 1, 2008 to August 31, 2008 were as follows:

Series A	$82,212
Series B	$76,653
Series C	$28,904

On September 12, 2008, the Board of Directors of BlackRock MuniYield
Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund,
Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock
MuniYield Pennsylvania Insured Fund voted unanimously to change certain investment guidelines of the Funds. Under normal market conditions, the Funds are required to invest at least 80% of their total assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party.
Historically, the Funds have had an additional non-fundamental invest-
ment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated
AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-
paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the pur-
chase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades.
The approved changes do not alter the Funds’ investment objectives.

In addition, on September 12, 2008, the Board of Directors of
BlackRock MuniYield Florida Insured Fund voted unanimously to change a non-fundamental investment policy of the Fund, and to rename the
Fund “BlackRock MuniYield Insured Investment Fund.” The Fund’s previ-
ous non-fundamental investment policy required the Fund, under normal market conditions, to invest at least 80% of its assets in Florida municipal bonds insured by insurers with claims-paying abilities rated AAA at time of investment. Due to the repeal of the Florida Intangible Personal Property
Tax as of January 2007, the Board has approved an amended policy allowing the Fund flexibility to invest in municipal obligations regardless of geographic location, as well as revising the policy with respect to the claims-paying ability rating adopted by the Fund. The Fund's new investment policy is, under normal market conditions, to invest at least
80% of its assets in municipal bonds insured by insurers or other entities with claims-paying abilities rated at least investment grade at time of investment. The approved changes will not alter the Fund’s investment objective.

Under current market conditions, the Advisor anticipates that it will gradually reposition the BlackRock MuniYield Insured Investment Fund's portfolio over time and that during such period, the Fund may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the
Fund will continue to be subject to risks associated with investing a significant portion of its assets in Florida municipal bonds until the repositioning is complete.

The Advisor and the Board believe the amended policies will allow the
Advisor to better manage the Funds’ portfolios in the best interests of the
Funds’ shareholders and to better meet the Funds' investment objectives.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

38 ANNUAL REPORT

JULY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors or Trustees
of BlackRock MuniYield Florida Insured Fund, BlackRock
MuniYield Michigan Insured Fund, Inc., BlackRock
MuniYield New Jersey Insured Fund, Inc. and BlackRock
MuniYield Pennsylvania Insured Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Florida
Insured Fund, Blackrock MuniYield New Jersey Insured Fund, Inc. and
BlackRock MuniYield Pennsylvania Insured Fund, as of July 31, 2008, and
the related statements of operations for the period November 1, 2007 to
July 31, 2008 and the year ended October 31, 2007, the statements of changes in net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield Michigan
Insured Fund, Inc. as of July 31, 2008, and the related statements of operations for the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, and the statements of changes in net assets and financial highlights for the period November 1, 2007 to July
31, 2008 and for each of the two years in the period ended October 31,
2007. BlackRock MuniYield Florida Insured Fund, Blackrock MuniYield
New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured
Fund and BlackRock MuniYield Michigan Insured Fund, Inc. are collective-
ly referred to as the “Funds.” These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsi-
bility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock
MuniYield Michigan Insured Fund, Inc. for each of the three years in the period ended October 31, 2005 (before the restatement described in
Note 7) were audited by other auditors whose report, dated December 9,
2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 7.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over finan-
cial reporting as a basis for designing audit procedures that are appro-
priate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers; where replies were not received from bro-
kers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of
BlackRock MuniYield Florida Insured Fund, Blackrock MuniYield New
Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured
Fund, referred to above present fairly, in all material respects, the respec-
tive financial positions of each of those funds as of July 31, 2008, the results of their operations for the period November 1, 2007 to July 31,
2008 and for the year ended October 31, 2007, the changes in their net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights of BlackRock MuniYield Michigan Insured Fund,
Inc. as of July 31, 2008, the results of its operations for the period
November 1, 2007 to July 31, 2008 and for the year ended October 31,
2007, and the changes in its net assets and financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights of BlackRock MuniYield Michigan
Insured Fund, Inc. (the “Michigan Insured Fund”) for each of the three years in the period ended October 31, 2005, to correct the errors described in Note 7. These adjustments are the responsibility of the
Michigan Insured Fund’s management. The audit procedures that we per-
formed with respect to the adjustments included such tests as we consid-
ered necessary in the circumstances and were designed to obtain rea-
sonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated infor-
mation in Michigan Insured Fund’s financial highlights for each of the three years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjust-
ments or disclosures to Michigan Insured Fund’s financial highlights for each of the three years in the period ended October 31, 2005 might be necessary in order for such financial highlights to be presented in con-
formity with accounting principles generally accepted in the United States of America. In our opinion, the adjustments to the financial highlights of
Michigan Insured Fund for each of the three years in the period ended
October 31, 2005, for the restatement described in Note 7 are appropri-
ate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to Michigan
Insured Fund’s financial highlights other than with respect to the adjust-
ments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on the Michigan Insured Fund’s financial highlights for each of the three years in the period ended
October 31, 2005.

Deloitte & Touche LLP Princeton, New Jersey September 25, 2008

ANNUAL REPORT

JULY 31, 2008

39

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc.,
and BlackRock MuniYield Pennsylvania Insured Fund during the period ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield New Jersey Insured Fund, Inc. during the taxable period ended July 31, 2008:

	Payable	Ordinary	Long-Term
	Date	Income	Capital Gains

Common Shareholders	12/31/2007	$0.001126	$0.011311

Preferred Shareholders:
Series A	11/26/2007	$1.37	$13.98
Series B	11/30/2007	$1.36	$13.67

All other net investment income distributions paid by BlackRock MuniYield New Jersey Insured Fund during the taxable period ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

40 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock MuniYield Florida
Insured Fund (“MFT”), BlackRock MuniYield Michigan Insured Fund, Inc.
(“MIY”), BlackRock MuniYield New Jersey Insured Fund, Inc. (“MJI”) and
BlackRock MuniYield Pennsylvania Insured Fund (“MPA,” and together with MFT, MIY and MJI, the “Funds”) met in April and May 2008 to con-
sider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC
(the “Advisor”), each Fund’s investment adviser. The Board also consid-
ered the approval of each Fund’s subadvisory agreement (each, a
“Subadvisory Agreement” and, together with the “Advisory Agreement,”
the “Agreements”) between the Advisor and BlackRock Investment
Management, LLC (the “Subadvisor”). The Advisor and the Subadvisor
are collectively referred to herein as the “Advisors” and, together with
BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Directors”).
The Directors are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The
Board has established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory
Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and
Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regu-
latory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio man-
agers’ analysis of the reasons for underperformance, if applicable;
(b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by each Fund, as applicable; (c) Fund oper-
ating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures;
and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independ-
ent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock;
(g) economies of scale, if any, generated through the Advisors’ manage-
ment of all of the BlackRock closed-end funds (the “Fund Complex”);
(h) the expenses of each Fund, including comparisons of each such
Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

ANNUAL REPORT

JULY 31, 2008

41

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board con-
sidered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to each
Fund, including the following: the nature, extent and quality of the ser-
vices provided by the Advisors; the investment performance of each
Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds;
the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid dis-
cussions with the Board. The Board further considered the quality of the
Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the

Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund.
In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing share-
holder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with ana-
lysts to support secondary market trading; assisting with daily account-
ing and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the
Advisors’ policies and procedures for assuring compliance with appli-
cable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s perform-
ance compared to its Peers. More specifically, each Fund’s one-, three-
and five-year total returns (as applicable) were evaluated relative to its
Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that MFT performed below the median of its Peers in at least two of the one-, three- and five-year periods reported. The Board then discussed with representatives of BlackRock the reasons for MFT’s underperformance during these periods compared with its Peers. The
Board noted that the underperformance of MFT was largely due to its defensive duration stance in the face of a long-term municipal bond rally and its inability to invest in non-investment grade securities.

The Board noted that, although MJI underperformed its Peers in at least two of the one-, three- and five-year periods reported, its underperfor-
mance was not greater than 10% of the median return of its Peers for any of the periods above and therefore not considered to be material.

For each of MFT and MJI, the Board concluded that BlackRock was com-
mitted to providing the resources necessary to assist the portfolio man-
agers and to continue improving each Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage each of the Funds.

42 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board noted that, although MIY underperformed its Peers in at least two of the one-, three- and five-year periods reported, it outperformed its Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by
BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

The Board noted that in general MPA performed better than its Peers in that its performance was at or above the median of its Peers in at least two of the one-, three- and five-year periods reported.

After considering this information, the Boards concluded that the per-
formance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers.
The Board also reviewed a narrative analysis of the Peer rankings pre-
pared by Lipper and summarized by BlackRock at the request of the
Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Funds paid contractual management fees lower than or equal to the median contractual fees paid by their respec-
tive Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separa-
tely managed institutional accounts) in similar investment categories.
The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-
end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements)
that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Fund, supports a con-
clusion that each Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.
The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper

ANNUAL REPORT

JULY 31, 2008

43

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of com-
parable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

44 ANNUAL REPORT

JULY 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by The BNY
Mellon Shareowner Services for BlackRock MuniYield Florida Insured
Fund, BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock
MuniYield New Jersey Insured Fund, Inc. and Computershare Trust
Company, N.A. for BlackRock MuniYield Pennsylvania Insured Fund (indi-
vidually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Funds
(“newly issued shares”) or (ii) by purchase of outstanding Common
Shares on the open market on the New York Stock Exchange or American
Stock Exchange, as applicable or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condi-
tion often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares.
If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average pur-
chase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Shares of the Funds unless the share-
holder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds.
The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, broker-
age commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value
(which may not exceed 5% of the fair market value of the Funds’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable char-
acter of this discount would be allocable to all the shareholders, includ-
ing shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordi-
nary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at
The BNY Mellon Shareowner Services, .O. Box 385035, Pittsburgh, PA
15252-8035, Telephone: (800) 432-8224 for BlackRock MuniYield
Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc.,
BlackRock MuniYield New Jersey Insured Fund, Inc. and Computershare
Trust Company, N.A., .O. Box 43010, Providence, RI 02940-3010,
Telephone: (800) 426-5523 for BlackRock MuniYield Pennsylvania
Insured Fund.

ANNUAL REPORT

JULY 31, 2008

45

Officers and Directors or Trustees

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director		and Portfolios	Public
and Year of Birth	Funds	or Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors or Trustees[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational	110 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service since 1997; Director, The Fremont Group since 1996;		products)
1946	or Trustee		Formerly President and Chief Executive Officer of The Conference
Board, Inc. (global business research organization) from 1995 to
2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director
or Trustee

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street	or Trustee	2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director or	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Trustee and	2007		110 Portfolios
New York, NY 10022	Member of
1937	the Audit
Committee

Frank J. Fabozzi	Director or	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Trustee and	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	Member of		School of Management, since 2006; Formerly Adjunct Professor of
1948	the Audit		Finance and Becton Fellow, Yale University from 1994 to 2006.
Committee

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street	or Trustee	2007	since 1987; Chair, Board of Trustees, McLean Hospital from 2000	110 Portfolios	Company
New York, NY 10022			to 2008 and Trustee Emeritus thereof since 2008; Member of the		(newspaper
1941			Corporation of Partners Community Healthcare, Inc. since 2005;		publishing)
Member of the Corporation of Partners HealthCare since 1995;
Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002.

46 ANNUAL REPORT

JULY 31, 2008

Officers and Directors or Trustees (continued)

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director		and Portfolios	Public
and Year of Birth	Funds	or Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors or Trustees[1] (concluded)

James T. Flynn	Director or	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Trustee and	2007	to 1995.	109 Portfolios
New York, NY 10022	Member of
1939	the Audit
Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street	or Trustee	2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street	or Trustee	2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director or	Since	Mizuho Financial Group Professor of Finance, Harvard Business School.	112 Funds	None
40 East 52nd Street	Trustee and	2007	Deputy Dean for Academic Affairs since 2006; Unit Head, Finance,	109 Portfolios
New York, NY 10022	Member of		Harvard Business School, from 2005 to 2006; Senior Associate Dean
1951	the Audit		and Chairman of the MBA Program of Harvard Business School,
	Committee		from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.

Robert S. Salomon, Jr.	Director or	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Trustee and	2007	1994 to 2005.	109 Portfolios
New York, NY 10022	Member of
1936	the Audit
Committee

[1] Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L P (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since
1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn
Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors or Trustees[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street	or Trustee	2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street	or Trustee	2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

JULY 31, 2008

47

Officers and Directors or Trustees (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, LP (“MLIM”) and Fund Asset Management, LP (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance		BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer of		Director and Senior Counsel ofBlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel
1959	the Funds		thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.

For All Funds
Accounting Agent	Independent Registered Public		Legal Counsel
State Street Bank and	Accounting Firm		Skadden, Arps, Slate Meagher & Flom LLP
Trust Company	Deloitte & Touche LLP		New York, NY 10036
Princeton, NJ 08540	Princeton, NJ 08540

BlackRock MuniYield Pennsylvania Insured Fund			BlackRock MuniYield Florida Insured Fund
Custodian	Transfer Agents		BlackRock MuniYield Michigan Insured Fund, Inc.
State Street Bank and	Common Shares:		BlackRock MuniYield New Jersey Insured Fund, Inc.
Trust Company	Computershare Trust		Custodian	Transfer Agents
Boston, MA 02101	Company, N.A.		The Bank of New York Mellon	Common Shares and
	Providence, RI 02940		New York, NY 10286	Preferred Shares:
	Preferred Shares:			BNY Mellon Shareowner Services
	BNY Mellon Shareowner Services			Jersey City, NJ 07310
Jersey City, NJ 07310

48 ANNUAL REPORT

JULY 31, 2008

Additional Information

Dividend Policy

The Funds dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net invest-
ment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certifica- tion of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT JULY 31, 2008 49

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Boards and the applicable ratings agencies, the definition of “Deposit Securities” in the
Funds’ Articles Supplementary/Certificate of Designation was amended as follows in order to facilitate the redemption of the Funds’ Preferred
Shares. The following phrase was added to the definition of “Deposit
Securities” found in the Funds’ Articles Supplementary/Certificate of Designation:

; provided, however, that solely in connection with any redemption of
Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repur-

chase agreement facility or similar credit arrangement, in each case which makes available to the Fund, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their
Preferred Shares on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to
Holders by reason of the redemption of their Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Funds have delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor’s proxy voting guidelines.
Under these guidelines, the Advisor will vote proxies related to Fund secu-
rities in the best interests of each Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Funds’
stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Funds or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-
committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the
Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the
Advisor’s Legal and Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict.

50 ANNUAL REPORT JULY 31, 2008

This report is transmitted to shareholders only. It is not a prospec-
tus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common
Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred
Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders.
Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free
(800) 441-7762; (2) at www.blackrock.com; and (3) on the Secu-
rities and Exchange Commission’s website at http://www.sec.gov.
Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at www.blackrock.com or by calling (800) 441-7762 and
(2) on the Securities and Exchange Commission’s website at
http://www.sec.gov.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

100 Bellevue Parkway

Wilmington, DE 19809

#MY4-7/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Donald W. Burton (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
John F. O’Brien (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
David H. Walsh (term ended effective November 1, 2007)
Fred G. Weiss (term ended effective November 1, 2007)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
MuniYield
Pennsylvania	$25,900	$51,350	$3,500	$3,500	$6,100	$6,100	$1,049	$1,042
Insured Fund

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniYield	$298,149	$295,142
Pennsylvania Insured Fund

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Donald W. Burton (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
John F. O’Brien (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
David H. Walsh (term ended effective November 1, 2007)
Fred G. Weiss (term ended effective November 1, 2007)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment
Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the
“Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines
(or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the
Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the
Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy
Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the
SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2008.

(a)(1) BlackRock Investment Quality Municipal Income Trust is managed by a team of investment professionals comprised of William R. Bock, Theodore R. Jaeckel and Walter
O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group.
Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the
Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Fund’s management team since 2006. Mr. Bock has been a member of the Fund’s management team since 1997.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005.
He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or
MLIM since 1991.

Mr. Bock joined BlackRock in 2006. Prior to joining BlackRock, he was a Director
(Municipal Tax-Exempt Fund Management) of MLIM from 2005 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1989.

(a)(2) As of July 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based

	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

William R. Bock	3	0	0	0	0	0

	$1.45 Billion	$0	$0	$0	$0	$0

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0

	$19.33 Billion	$0	$0	$0	$0	$0

Walter O’Connor	81	0	0	0	0	0

	$19.33 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide
BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Each portfolio manager except Mr. Bock has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of July 31, 2008, none of Messrs. Bock,
Jaeckel or O’Connor beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Pennsylvania Insured Fund

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 19, 2008